STATE FARM LIFE INSURANCE CO. VARIABLE LIFE SEPARATE ACCOUNT

As Filed with the Securities and Exchange Commission on April 29, 2009

Registration File No. 333-19521

811-08013

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 20	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

AMENDMENT NO. 13	☒

(Check appropriate box or boxes.)

STATE FARM LIFE INSURANCE COMPANY

VARIABLE LIFE SEPARATE ACCOUNT

(Exact name of registrant)

STATE FARM LIFE INSURANCE COMPANY

(Name of depositor)

P.O. Box 2307

Bloomington, Illinois 61702-2307

Depositor’s Telephone Number, including Area Code: (888) 702-7307

Kim M. Brunner, Esq.

State Farm Life Insurance Company

P.O. Box 2307

Bloomington, Illinois 61702-2307

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2009 pursuant to paragraph (b) of Rule 485

☐	60 days after filing to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

May 1, 2009

State Farm Life Insurance Company

PROSPECTUS

Variable Universal Life Insurance Policy

prospectus

PROSPECTUS DATED MAY 1, 2009

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

ISSUED BY

STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

OF STATE FARM LIFE INSURANCE COMPANY

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone (888) 702-2307

State Farm Life Insurance Company (“State Farm,” “we,” “us,” or “our”) is offering the flexible premium variable universal life insurance policy (the “Policy”) described in this prospectus. State Farm designed the Policy to provide: (1) lifetime insurance protection on the insured person named in the Policy, and (2) flexibility regarding premiums and death benefits. Subject to certain restrictions, the purchaser of a Policy (the “Owner,” “you,” or “your”) may:

•	change the frequency and amounts of premium payments;

•	change the level of death benefits; and

•	allocate premiums (after State Farm deducts a premium charge) and Policy values to:

•	State Farm’s general account (the “Fixed Account”), an account that provides a specified minimum rate of interest; and

•

subaccounts (“Subaccounts”) of State Farm Life Insurance Company Variable Life Separate Account (the “Variable Account”), a separate account allowing you to invest in the following investment portfolios (“Funds”) of the State Farm Variable Product Trust (the “Trust”):

•	Large Cap Equity Index Fund

•	Small Cap Equity Index Fund

•	International Equity Index Fund

•	Large Cap Equity Fund

•	Small/Mid Cap Equity Fund

•	International Equity Fund

•	Stock and Bond Balanced Fund

•	Bond Fund

•	Money Market Fund

The accompanying prospectus for the Trust describes each of the Funds, including the risks of investing in each Fund, and provides other information about the Trust.

An Owner of a Policy can select between two death benefit options: (1) a level insurance amount (Basic Amount) or (2) a level insurance amount plus the Policy Account Value. As long as the Policy is in force, State Farm guarantees that the death benefit will never be less than the Basic Amount less any outstanding Policy loans and past due charges. For a Policy issued in Texas or Maryland, if the Insured is alive on the Maturity Date, State Farm will pay the Cash Surrender Value on the Maturity Date to the Owner and the Policy will terminate.

The Policy provides for a Cash Surrender Value, which is the amount State Farm would pay if you surrender the policy. Because this value varies with Fund performance, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value if you allocate premiums and Policy values to the Trust. On any given day, the Cash Surrender Value could be more or less than the premiums paid.

The Policy provides for a death benefit guarantee whereby the Policy will not lapse (terminate without value) so long as you pay certain minimum premiums. The Policy also allows you to take loans, make withdrawals, and participate in a dollar-cost averaging program or a portfolio rebalancing program.

We designed the Policy to provide significant life insurance benefits with a long-term investment element. You should consider the Policy in conjunction with other insurance you own. Please consider carefully before replacing existing insurance with the Policy, or financing the purchase of the Policy through a loan or through withdrawals from another policy.

This prospectus provides information that a prospective owner should know before investing in the Policy. Please read this prospectus carefully and keep it for future reference. A prospectus for State Farm Variable Product Trust must accompany this prospectus and you should read it in conjunction with this prospectus. The Securities and Exchange Commission (the “SEC”) maintains a web site (http://www.sec.gov) that contains other information about the Policy and the Variable Account, material incorporated by reference into the Variable Account’s registration statement, and other information regarding other registrants that file electronically with the SEC.

Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency. The Policies are subject to investment risks, including possible loss of principal. It may not be advantageous to replace existing insurance with the Policy.

The SEC has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

table of

THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.

THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN THOSE JURISDICTIONS WHERE SUCH OFFERING

MAY LAWFULLY BE MADE.

contents

Policy Summary

The following paragraphs summarize the important benefits and risks of the Policy. Please read this summary along with the more detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Loan Amount. Please refer to the Index of Terms at the end of the prospectus for definitions of certain terms this prospectus uses.

The Policy is a flexible premium variable universal life insurance policy. The Policy is built around its Policy Account Value. The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans). We do not guarantee any minimum Policy Account Value. You could lose some or all of the money you invest and your Policy could lapse without value, unless you pay sufficient additional premiums.

If you have any questions, you may write or call our Securities Products Department at Three State Farm Plaza South, N-1, Bloomington, Illinois 61791-0001, (888) 702-2307 (toll free).

Policy series 97035 in all states except MT, NY, WI; 97085 in MT, A97035 in NY and WI; and also 97036 in TX.

Policy Benefits

Death Benefits

•	Death Benefit Options. Death Benefits are available in two Death Benefit options:

•	Option 1 (greater of Basic Amount plus any Net Premium payment received since the last Deduction Date, or a specified percentage of Policy Account Value); or

•	Option 2 (greater of Basic Amount plus the Policy Account Value, or a specified percentage of Policy Account Value). See “Death Benefits”.

•	Flexibility to Change Death Benefit. We provide flexibility to change the Basic Amount and to change the Death Benefit option. See “Death Benefits - Changing the Basic Amount” for rules and limits.

•

Death Benefit Guarantee. During the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions. See “Premiums - Death Benefit Guarantee” and “Charges and Deductions”.

•	Death Benefit Payment Options. Death Benefits are available as a lump sum or under a variety of payment options.

•	Tax Treatment. The Death Benefit generally should be excludible from the gross income of the Beneficiary. See “Tax Treatment of Policy Benefits”.

Cash Benefits

•	Loans. You may take loans for amounts up to 90% of Cash Value, at a net interest rate not greater than 2%. See “Loan Benefits” and “Tax Treatment of Policy Benefits”.

•

Withdrawals. You may withdraw a portion of your Cash Surrender Value up to 4 times each Policy Year provided there is sufficient remaining Cash Surrender Value. A withdrawal processing fee equal to the lesser of $25 or 2% of the amount requested for withdrawal will apply to each withdrawal. See “Withdrawals” for rules and limits and “Tax Treatment of Policy Benefits”.

•

Surrenders. You may completely surrender the Policy at any time for its Cash Surrender Value (Policy Account Value minus Loan Amount and any applicable surrender charge). See “Full Surrender” and “Tax Treatment of Policy Benefits”. State Farm will deduct a surrender charge from the Policy Account Value upon a full surrender of the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount. See “Charges and Deductions - Surrender Charge”.

•

Transfers. You may transfer Policy Account Value among the Subaccounts at any time after the end of the free look period. You may transfer Policy Account Value held in the Fixed Account to one or more Subaccounts once each Policy Year during the 30-day period following the end of each Policy Year, up to the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. The amount of any transfer must be at least $250, or, if less, the Policy

Summary

Account Value held in the Subaccount or the Fixed Account. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of 12. See “Allocation Options - Transfers” and “Charges and Deductions - Transfer Charge”.

•	Payment Options. A variety of payment options are available.

Free Look Right to Cancel Policy

•

For a limited time after State Farm issues a Policy, you have the right to cancel your Policy and receive a full refund of all premiums paid. See “The Policy - Free Look Right to Cancel Policy”. During this limited period, State Farm will allocate Net Premiums paid to the Fixed Account. See “Allocation Options - Net Premium Allocations”.

Policy Risks

Investment Risk

If you invest your Policy Account Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, we deduct Policy fees and charges from your Policy Account Value, which can significantly reduce your Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy Account Value. You could lose everything you invest and your Policy could lapse without value, unless you pay sufficient additional premiums. If you allocate Net Premiums to the Fixed Account, then we credit your Policy Account Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

If your Cash Surrender Value is not enough to pay the Monthly Deduction when due, and the Death Benefit Guarantee is not in effect, your Policy will enter a 61-day grace period. State Farm will notify you that the Policy will lapse unless you make a sufficient payment during the grace period. Your Policy also may lapse if your Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. Your Policy generally will not lapse if: (1) pursuant to the Death Benefit Guarantee, during the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), you pay cumulative premiums, less withdrawals and the Loan Policy Account Value, at least equal to the Minimum Premium amount for your Policy; or (2) you make a payment before the end of the grace period large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risk

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code of 1986, as amended (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a rate class involving a higher than standard mortality risk), and it is not clear whether such a Policy would in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludible from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although other taxes, such as estate taxes, may apply.

In general, depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then surrenders, withdrawals, and loans (including loans secured by collateral assignment) under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% additional income tax may be imposed on surrenders, withdrawals, and loans taken before you attain age 59½. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% additional income tax. We will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a MEC.

See “Tax Considerations”. You should consult a qualified tax advisor for assistance in all Policy-related tax matters.

Withdrawal and Surrender Risk

The surrender charge under the Policy applies for 10 Policy Years after the Policy Date. An additional surrender charge will be applicable for 10 years from the date of any increase in the Basic Amount. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Account Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See “Policy Risks - Risk of Lapse”.

Only four withdrawals are permitted each Policy Year, and we will reduce your Basic Amount by the amount of any withdrawal if Death Benefit Option 1 is in effect.

Surrenders and withdrawals may have tax consequences.

Loan Risk

A Policy loan, whether or not repaid, will affect Policy Account Value over time because we subtract the Loan Amount from the Subaccounts and/or Fixed Account as collateral and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Subaccounts. The Loan Account will be credited with a 6.00% interest rate guaranteed by State Farm but will not receive any higher current interest rate credited to the Fixed Account. We reduce the amount we pay on the Insured’s death by any Loan Amount. Your Policy may lapse if your Cash Surrender Value is insufficient to cover charges due to an outstanding Loan Amount. See “Loan Benefits”.

A loan may have tax consequences. In addition, if you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of Increase in Current Fees and Charges

Certain fees and charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to their guaranteed maximum levels. If fees and charges are increased, you may need to increase the amount and/or frequency of Premiums to keep the Policy in force.

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in the Funds’ prospectus. Please refer to the Funds’ prospectus for more information.

There is no assurance that any Fund will achieve its stated investment objective.

Fee Table

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. Certain fees and charges are payable only if you choose an optional Policy feature. If the amount of a charge varies depending on the individual characteristics of the Insured, such as Age, sex or underwriting class, the tables show the minimum and maximum possible charges as well as the charges for a typical Insured. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insured may pay, but these charges may not be representative of the amount you actually pay.

The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Account Value among the Subaccounts and the Fixed Account.

Transaction Fees

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Premium Charge (Maximum sales charge imposed on premium)	Upon receipt of each premium payment	5% of each premium payment	5% of each premium payment

Surrender Charge[2]
On Basic Amount:
Minimum and Maximum Charge	Upon surrender or lapse during the first 10 Policy Years	Minimum of $1.20 and maximum of $21 per $1,000 of Basic Amount	Minimum of $1.20 and maximum of $21 per $1,000 of Basic Amount

Charge for an Insured, Age 30 at issue, in the third Policy Year	Upon surrender or lapse during the first 10 Policy Years	$3.60 per $1,000 of Basic Amount	$3.60 per $1,000 of Basic Amount

On Increase in Basic Amount:
Minimum and Maximum Charge	Upon surrender or lapse during the first 10 years after an increase in Basic Amount	Minimum of $1.20 and maximum of $21 per $1,000 of increase in Basic Amount	Minimum of $1.20 and maximum of $21 per $1,000 of increase in Basic Amount

Charge for an Insured, Age 30 on the Policy Anniversary preceding the increase, in the third year following the increase	Upon surrender or lapse during the first 10 years after an increase in Basic Amount	$3.60 per $1,000 of increase in Basic Amount	$3.60 per $1,000 of increase in Basic Amount

Withdrawal Processing Fee	Upon withdrawal	The lesser of $25 or 2% of each amount withdrawn	The lesser of $25 or 2% of each amount withdrawn

Transfer Fees[3]	Upon transfer	$25 per transfer	$0

Monthly Payment Plan Fee[4]	Upon election of Monthly Payment Plan	$2 initial fee	$2 initial fee

(1)	For each type of charge, the current charge and the guaranteed charge is shown. The current charge is the amount currently charged and the guaranteed charge is the maximum amount permitted by the Policy.

(2)

The Surrender Charge is in effect for the first 10 Policy Years, as well as the first 10 years after an increase in Basic Amount. It increases monthly in the first two years, remains level for the next four years, then decreases by  1/5 each year for the next five years to zero. Surrender charges vary based on the Insured’s Age at issue or on the Policy Anniversary preceding an increase in the Basic Amount (as applicable). The surrender charges as shown in the table may not be typical of the charges you will pay. Your Policy’s schedule pages will indicate the surrender charges applicable to your Policy, and more detailed information concerning surrender charges is available on request from our Securities Products Department. See Appendix A for sample surrender charges.

(3)	We currently do not assess a charge for transfers among Subaccounts or to or from the Fixed Account, but we reserve the right to impose this charge on each transfer in a Policy Year in excess of 12.

(4)	The Monthly Payment Plan Fee is assessed only if you elect to participate in the Monthly Payment Plan.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Cost of Insurance[5]
Minimum and Maximum Charge	On Policy Date and monthly on Deduction Date	Minimum of $ .0567 and maximum of $83.3333 per $1,000 of net amount at risk[6] per month	Minimum of $.0420 and maximum of $28.8769 per $1,000 of net amount at risk per month

Charge for a male Insured, Age 30, in the non-tobacco rate class	On Policy Date and monthly on Deduction Date	$.1209 per $1,000 of net amount at risk per month	$.1180 per $1,000 of net amount at risk per month

Monthly Expense Charge	On Policy Date and monthly on Deduction Date	$8	$8[7]

Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.80% of the average daily net assets of each Subaccount you are invested in

(5)	Cost of insurance charges vary based on the Insured’s Age, sex, rate class, Policy Year, Basic Amount, and net amount at risk. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s schedule pages will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning cost of insurance charges is available on request from our Securities Products Department.

(6)	The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider.

(7)	Those persons who purchased a Policy before July 1, 2004 are charged a current monthly expense charge of $6.

Periodic Charges Other Than Fund Operating Expenses

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Optional Charges:[8]
Accidental Death Benefit Rider:[9]
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.04 and maximum of $.09 per $1,000 of rider coverage amount per month	Minimum of $.04 and maximum of $.09 per $1,000 of rider coverage amount per month

Charge for an Insured, Age 30, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.05 per $1,000 of rider coverage amount per month	$.05 per $1,000 of rider coverage amount per month

Additional Insured’s Level Term Rider:[10]
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.0767 and maximum of $15.4277 per $1,000 of rider coverage amount per month	Minimum of $.0492 and maximum of $9.3603 per $1,000 of rider coverage amount per month

Charge for a male Insured, Age 35, in the non-tobacco rate class, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.1443 per $1,000 of rider coverage amount per month	$.1278 per $1,000 of rider coverage amount per month

Children’s Term Rider:[10]	On Rider Effective Date and monthly on Deduction Date	$.40 per $1,000 of rider coverage amount per month	$.40 per $1,000 of rider coverage amount per month

(8)	Optional Charges are the charges that apply if a Policy Owner elects to add riders to the Policy or to take a loan. Charges for the Accidental Death Benefit Rider and Guaranteed Insurability Option Rider may vary based on the Insured’s Age and rider coverage amount. Charges for Waiver of Monthly Deduction Rider may vary based on the Insured’s Age and monthly deduction amount. Charges for the Additional Insured’s Level Term Rider may vary based on the Insured’s Age, sex, rate class, and rider coverage amount. Charges for the Children’s Term Rider are based on units of coverage. One unit of coverage provides a $1,000 death benefit for each covered child. Charges based on Age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy’s schedule pages will indicate the rider charges applicable to your Policy, and more detailed information concerning rider charges is available on request from our Securities Products Department.

(9)	As of July 1, 2004, the Accidental Death Benefit Rider was no longer available for a Policy Owner to elect as a supplemental benefit to the Policy.

(10)	As of January 1, 2009, the Additional Insured’s Level Term Rider, the Children’s Term Rider and the Waiver of Monthly Deduction Rider were no longer available for a Policy Owner to elect as a supplemental benefit to the Policy.

Periodic Charges Other Than Fund Operating Expenses

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Waiver of Monthly Deduction Rider:[10]
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.0065 and maximum of $.3589 per $1 of the Monthly Deduction per month	Minimum of $.0065 and maximum of $.3589 per $1 of the Monthly Deduction per month

Charge for an Insured, Age 25, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.0285 per $1 of the Monthly Deduction per month	$.0285 per $1 of the Monthly Deduction per month

Guaranteed Insurability Option Rider:
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.03 and maximum of $.24 per $1,000 of rider coverage amount per month	Minimum of $.03 and maximum of $.24 per $1,000 of rider coverage amount per month

Charge for an Insured, Age 25, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.08 per $1,000 of rider coverage amount per month	$.08 per $1,000 of rider coverage amount per month

Loan Interest Spread[11]	On Policy Anniversary or earlier, as applicable[12]	Annual rate of 2.00%[13]	Annual rate of 2.00%[13]

(11)	The loan interest spread is the difference between the amount of interest we charge you for a Policy loan (which is 8.00% or less annually) and the amount of interest we credit to the Loan Account (guaranteed not to be lower than 6.00% annually).

(12)	While a Policy loan is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, Policy termination, or the Insured’s death.

(13)	For Policies purchased on or after July 1, 2004, the loan interest spread will be at an annual rate of 2.00% during the first 10 Policy Years; 1.00% for Policy Years 11 through 20; and 0.50% for Policy Years 21 and later.

The following tables describe the Fund fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy. The fees and expenses are for the fiscal year ended December 31, 2008. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for the Funds.

The following table shows the minimum and maximum total Annual Fund Operating Expenses (before waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2008.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.33%	1.38%

The following table shows the fees and expenses (before waiver or reimbursement) charged by each Fund for the fiscal year ended December 31, 2008.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

Fund	Investment Advisory Fees		12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Expenses (14)
Large Cap Equity Index Fund	0.26%		N/A	0.06%	0.01%	0.33%
Small Cap Equity Index Fund	0.40%		N/A	0.11%	0.04%	0.55%
International Equity Index Fund	0.55%		N/A	0.20%	0.00%	0.75%
Large Cap Equity Fund	0.60%		N/A	0.14%	0.03%	0.77%
Small/Mid Cap Equity Fund	0.80%		N/A	0.17%	0.01%	0.98%
International Equity Fund	0.80%		N/A	0.58%	0.00%	1.38%
Stock and Bond Balanced Fund	0.00	%(15)	N/A	0.07%	0.43%	0.50%
Bond Fund	0.50%		N/A	0.08%	0.01%	0.59%
Money Market Fund	0.40%		N/A	0.13%	0.01%	0.54%

(14)	The investment adviser to the Funds has voluntarily agreed to bear the expenses incurred by each Fund (other than the International Equity Index Fund and International Equity Fund), other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.10% of such Fund’s average daily net assets, and the investment adviser to the Funds has agreed to bear all of the Stock and Bond Balanced Fund’s own Other Expenses other than acquired fund fees and expenses. The investment adviser to the Funds has agreed to bear all of the custody fees of the Large Cap Equity Index Fund and the Small Cap Equity Index Fund without regard to the 0.10% cap described above. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund and International Equity Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of each Fund’s average daily net assets. These expense limitation arrangements are voluntary and the investment adviser can eliminate them at any time. After taking into account these arrangements, annual Fund operating expenses, if different from those presented above, were:

Fund	Investment Advisory Fees		12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Expenses
Large Cap Equity Fund	0.60%		N/A	0.10%	0.03%	0.73%
Small/Mid Cap Equity Fund	0.80%		N/A	0.10%	0.01%	0.91%
Small Cap Equity Index Fund	0.40%		N/A	0.10%	0.04%	0.54%
International Equity Fund	0.80%		N/A	0.20%	N/A	1.00%
Stock and Bond Balanced Fund	0.00	%(15)	N/A	0.00%	0.43%	0.43%
Money Market Fund	0.40%		N/A	0.10%	0.01%	0.51%

(15)	The Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund. The Stock and Bond Balanced Fund does not pay investment advisory fees directly, but indirectly bears its share of the investment advisory fees incurred by the Large Cap Equity Index Fund and the Bond Fund. Therefore, the investment results of the Stock and Bond Balanced Fund are net of these indirect fees. The relative amounts that the Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund at any one time will fluctuate, but under normal circumstances, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. By investing in the Large Cap Equity Index Fund and the Bond Fund, the Stock and Bond Balanced Fund will indirectly bear its share of those underlying Funds’ Other Expenses and will incur its own other expenses.

For information concerning compensation paid for the sale of the Policies, see “Additional Information, Sale of the Policies.”

policy

The Policy

Applying for a Policy. To purchase a Policy, you must complete an application and submit it to an authorized State Farm agent. You also must pay an initial premium of a sufficient amount. See “Premiums”. You can submit your initial premium with your application or at a later date. Coverage becomes effective as of the date we receive the premium, but is limited to $1,000,000 (unless the Insured is under 15 days old in which case coverage will not exceed $3,000) until the application is approved.

Generally, State Farm will issue a Policy covering an Insured up to age 80 if evidence of insurability satisfies our underwriting rules and we have received an initial premium of sufficient amount. This amount must be at least equal to 2 times the minimum monthly premium if the payment mode of the Policy is monthly and is automatically deducted; 3 times the minimum monthly premium if the payment mode is monthly and is not automatically deducted; and 12 times the minimum monthly premium if the payment mode of the Policy is annual. Evidence of insurability may include, among other things, a medical examination of the Insured. We reserve the right not to accept an application for any lawful reason.

The Policy Date of your Policy will be the later of the application date or the date we receive the initial premium, except when we receive the premium on the 29th, 30th or 31st of any month. The Policy Date of these policies will be the 1st of the following month.

Ownership and Beneficiary Rights. The Policy belongs to the Owner named in the application. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. While the Insured is living, the Owner may exercise all of the rights and options described in the Policy. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner may have tax consequences and you should consult a tax advisor before doing so.

The principal right of the Beneficiary is the right to receive the Death Benefit under the Policy.

Comparison with Universal Life Insurance. The Policy is similar in many ways to universal life insurance. As with universal life insurance:

•	the Owner pays premiums for insurance coverage on the Insured;

•	the Policy provides for the accumulation of a Cash Surrender Value that is payable if you surrender the Policy during the Insured’s lifetime; and

•	the Cash Surrender Value may be substantially lower than the premiums paid.

However, the Policy differs significantly from universal life insurance in that the Policy Account Value may decrease if the investment performance of the Subaccounts to which you allocated Policy Account Value declines (or is not sufficiently favorable). If the Cash Surrender Value becomes insufficient to cover charges when due and the Death Benefit Guarantee is not in effect, the Policy will lapse without value after a grace period. See “Premiums to Prevent Lapse”.

Free Look Right to Cancel Policy. During your “free-look” period, you may cancel your Policy and receive a refund of all premiums paid. The free look period expires 10 days after you receive your Policy. Some states may require a longer period. During this limited period, State Farm will allocate Net Premiums paid to the Fixed Account. If you decide to cancel the Policy, you must return it by mail or other delivery method to State Farm or to an authorized State Farm agent. Immediately after mailing or delivery, State Farm will deem the Policy void from the beginning.

State Variations. Certain provisions of the Policy may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Policy for specific variations since any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your State Farm agent or contact our Securities Products Department for specific information that may be applicable to your state.

Exchanges from State Farm Universal Life and State Farm Traditional Ordinary Whole Life. State Farm will permit certain owners of a State Farm Universal Life policy or a State Farm Traditional Ordinary whole life policy to exchange such policy for a Policy subject to the following conditions:

(1)	the initial Basic Amount for the Policy must equal or exceed the basic amount less any policy loan and accrued loan interest for the original policy;

(2)	we will waive evidence of insurability where the initial Basic Amount of the Policy is equal to the basic amount less any policy loan and accrued loan interest for the original policy, where the Death Benefit options are the same for exchanges from a Universal Life policy or where the Death Benefit option is Option 1 for exchanges from a Traditional Ordinary whole life policy, and where we received all medical underwriting criteria required to determine the rate class on the new Policy during the application process of the original policy; and

(3)	the original policy must be cash surrendered and cannot be reinstated for any reason.

On exchanges from a Universal Life policy to a Policy, we will waive the 5% premium charge on the Policy for the amount transferred from the original policy to the Policy, subject to the availability rules.

On exchanges from a Traditional Ordinary whole life policy to a Policy, we will waive the 5% premium charge on the Policy for the amount transferred from the Traditional Ordinary whole life policy to the Policy.

State Farm can change this program at any time. We reserve the right to refuse an exchange for any lawful reason.

Conversion of Term Insurance. An Insured of a Policy converted from an eligible State Farm term insurance coverage will be placed in a super preferred or preferred rate class if the Insured was in a super preferred or preferred rate class, respectively, under the term insurance coverage and the conversion occurred within 5 policy years following issue of the term insurance coverage. The Policy must offer super preferred or preferred rate classes and the minimum Basic Amount for these rate classes must be met. We reserve the right to change or discontinue this conversion privilege at any time.

Premiums

The premium amounts sufficient to fund a Policy depend on a number of factors, such as the Age, sex, and rate class of the proposed Insured, the desired Basic Amount, and any supplemental benefits. After you pay the initial premium, you may pay additional premiums in any amount and at any time. However, total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in the Code. We reserve the right to reject any premium that would result in the Policy being disqualified as life insurance under the Code and will refund any rejected premium. In addition, we will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. If we detect that your Policy has become a MEC, we will send you a notice to that effect. We will continue your Policy as a MEC, unless you request that we return the premium causing your Policy to become a MEC to you within the time period prescribed by applicable provisions of the Code. See “Tax Considerations”.

State Farm allows a credit on conversions of eligible State Farm term insurance to the Policy. The amount of the credit is based on the premiums paid on the term coverage during the 12 months prior to conversion. The amount of the credit will be added to the premium, if any, submitted by the Owner converting the term coverage, and will be treated as part of the initial premium for the Policy (except for purposes of the free look provision). Therefore, the credit will be included in the premiums for purposes of calculating and deducting the premium charge. See “Charges and Deductions, Premium Charge”. State Farm will not recapture the credit if you surrender the Policy. State Farm will not include the amount of the credit for purposes of calculating agent compensation. See “Additional Information, Sale of the Policies”. State Farm treats the credit as an additional premium paid for life insurance and MEC testing purposes and includes it in the Policy’s investment in the contract.

Planned Premiums. When you apply for a Policy, you select a monthly or annual premium payment plan. You may arrange for monthly premiums to be paid via automatic deduction from your checking account. There is a fee assessed under the Monthly Payment Plan. See “Charges and Deductions.” You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned or skip a planned premium entirely. You can change the amount of planned premiums and payment arrangements, or switch between monthly and annual frequencies, whenever you want by providing satisfactory written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file), which will be effective upon our receipt of the instructions. See “Telephone Transactions”.

Depending on the Policy Account Value at the time of an increase in the Basic Amount and the amount of the increase requested, a change in the amount of planned premiums may be advisable. See “Changing the Basic Amount”.

Premiums to Prevent Lapse. Failure to pay planned premiums will not necessarily cause a Policy to lapse. Whether a Policy lapses depends on whether its Cash Surrender Value is insufficient to cover the Monthly Deduction when due. If the Cash Surrender Value on a Deduction Date is less than the Monthly Deduction we are to deduct on that date and the Death Benefit Guarantee is not in effect, the Policy will be in default and a grace period will begin. See “Charges and Deductions, Monthly Deduction” and “Death Benefit Guarantee” below. This could happen if the Cash Surrender Value has decreased due to insufficient investment experience or because premiums paid have been insufficient to offset the Monthly Deduction.

You have until the end of the grace period to pay the required premium. If the grace period ends prior to the end of the Death Benefit Guarantee (see “Death Benefit Guarantee”), the required premium must be large enough to provide the lesser of (1) the Minimum Premium necessary at the end of the grace period, or (2) an amount large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. If the grace period ends after the end of the Death Benefit Guarantee, the required premium must be large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. State Farm will send notice of the amount required to be paid during the grace period to your last known address and to any assignee of record. The Policy Account Value in the Subaccounts is subject to market fluctuations. Changes between the notice date and the date we receive your payment may require additional funds to stop your policy from lapsing. The grace period will end 61 days after we send the notice and your Policy will remain in effect during the grace period. If the Insured should die during the grace period before you pay the required premium, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deduction(s) due on or before the date of the Insured’s death. See “Amount of Death Benefit Payable”. If you do not pay the required premium before the grace period ends, your Policy will lapse. It will have no value and no benefits will be payable. See “Reinstatement” for a discussion of your reinstatement rights.

A grace period also may begin if the Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. See “Effect of Policy Loan”.

Death Benefit Guarantee. During the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions. The Minimum Premium amount for your Policy is equal to the cumulative Minimum Monthly Premium.

Premium Payments. All checks must be made payable to State Farm Life Insurance Company (not State Farm VP Management Corp. or State Farm Investment Management Corp.). Cash, third party checks, credit cards, and debit cards are not acceptable forms of payment. All payments must be in U.S. dollars and drawn on U.S. bank accounts. We reserve the right to reject any premium payment.

Crediting Premiums to the Policy. We will credit your initial premium received in Good Order to the Policy on the Policy Date. We will credit any additional premium received in Good Order after the Policy Date to the Policy as of the end of the Valuation Period when we receive the premium at our Securities Products Department. Any amounts allocated to the Variable Account will be based on the unit value next computed after receipt. See “Subaccount Policy Value”. We will process any premium received in Good Order in our Securities Products Department after the close of the Valuation Period on the next Valuation Day. We will deem any premiums we receive on a non-Valuation Day as being received on the next succeeding Valuation Day.

Allocation Options

Net Premium Allocations. When you apply for a Policy, you specify the percentage of Net Premium you want to allocate to each Subaccount and the Fixed Account. You can change the allocation percentages at any time by sending satisfactory written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file). See “Telephone Transactions”. The change will apply to all premiums we receive with or after we receive your instructions. Net Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Until the free look period expires, we will allocate all Net Premiums to the Fixed Account. At the end of this period, we transfer the Policy Account Value to the Subaccounts and/or retain it in the Fixed Account based on the net premium allocation percentages in effect at the time of the transfer. See “How Your Policy Account Values Vary”. Solely for this purpose, we assume your free look period starts 10 days after we issue your Policy.

Subaccount Options. The Variable Account has nine Subaccounts, each investing in a specific Fund of the Trust. The Trust is a series-type fund registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The paragraphs below summarize the investment objective(s) and certain investment strategies of each of the Funds in which Subaccounts invest. There is no assurance that any Fund will meet its objective(s).

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The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor’s® Composite Index of 500 Stocks[1]. This Fund will pursue its objective by investing primarily on a capitalization- weighted basis in the securities that make up the S&P 500.

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The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000® Small Stock Index[2]. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the Russell 2000.

(1)  “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the “Product and the Funds”) is sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Product and the Funds.

(2)  The Russell 2000® Index and the Russell Mid Cap® Index are trademark/service marks of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund and the Small/Mid Cap Equity Fund (collectively the “Funds”) are not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Funds.

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The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (the “EAFE® Free”)[3]. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the EAFE Free.

•	The Large Cap Equity Fund seeks long-term growth of capital. The Fund invests in equity securities issued by large capitalization U.S companies in both the growth and value segments of the market.

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The Small/Mid Cap Equity Fund seeks long-term growth of capital. The Fund invests primarily in small-and mid-capitalization stocks issued by U.S. companies. The companies in which the Fund invests typically have market capitalizations smaller than the largest 500 U.S. companies and/or within the range of companies included in the Russell Midcap® Index[2].

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The International Equity Fund seeks long-term growth of capital. The Fund primarily invests in equity securities issued by foreign companies in both the growth and value segments of the market. The Fund may invest in securities of companies economically tied to emerging markets.

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The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund will pursue its objective by investing primarily in good quality bonds issued by domestic companies.

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The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income. This Fund will pursue its objective by investing primarily in the Trust’s Large Cap Equity Index Fund and the Bond Fund.

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The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will pursue its objective by investing exclusively in high quality money market instruments. Neither the U.S. government nor the Federal Deposit Insurance Corporation insure or guarantee an investment in the Money Market Fund. This Fund will attempt to maintain a stable net asset value of $1.00 per share, but there can be no assurance that the Fund will be able to do so.

The yield of the Subaccount investing in the Money Market Fund is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, and the Money Market Fund’s operating expenses. During extended periods of low interest rates and due in part to Policy fees and expenses, the yields of the Money Market Subaccount may be extremely low and possibly negative.

State Farm Investment Management Corp. (“SFIM”), a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company, serves as investment adviser to the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund. SFIM has engaged Bridgeway Capital Management, Inc. and Westwood Management Corp. as the co-investment sub-advisers to provide day-to-day portfolio management for the Large Cap Equity Fund. SFIM has engaged Marsico Capital Management, LLC and Northern Cross, LLC as the co-investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund. SFIM has engaged Bridgeway Capital Management, Inc. and Rainier Investment Management, Inc. as the co-investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund.

In addition to the Variable Account, the Funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.

The Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that the same investment adviser may manage. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. We provide no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, the same investment objectives and policies, and/or a very similar name.

The accompanying prospectus for the Trust contains further information about the Funds, including a description of Fund risks and expenses. Please carefully read the Trust’s prospectus in conjunction with this prospectus and keep it for future reference.

Fixed Account Option. The Fixed Account is part of our general account. It is not a separate account. We credit amounts allocated to the Fixed Account with interest for the period of allocation at rates we determine in our sole

(3)  The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated (“Morgan Stanley”). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the “International Fund”) is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no representation regarding the advisability of investing in the International Fund.

discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed interest rate plus any excess interest rate. We determine the current interest rate periodically. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. See “State Farm’s Fixed Account Option”. There are significant limits on your right to transfer Policy Account Value from the Fixed Account. See “Transfers” below.

Transfers. You may transfer Policy Account Value from and among the Subaccounts at any time after the end of the free look period. The minimum amount of Policy Account Value that you may transfer from a Subaccount is $250, or, if less, the Policy Account Value held in the Subaccount. You may transfer Policy Account Value held in the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers do not carry over to the next year. The maximum transfer amount is the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. The amount transferred must be at least $250, or, if less, the Policy Account Value held in the Fixed Account.

You may make transfer requests by satisfactory written or telephone request (if we have your telephone authorization on file). See “Telephone Transactions”. A transfer will take effect at the end of the Valuation Period during which we receive the request in Good Order at the Securities Products Department. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. We will process any transfer request received in Good Order in our Securities Products Department after the close of the Valuation Period on the next Valuation Day. There is no limit on the number of transfers from and among the Subaccounts. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of 12. State Farm reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Market Timing. State Farm does not accommodate inappropriate frequent trading including short-term “market timing” transactions among Subaccounts, as these transfers can adversely affect the Funds, other Owners and the performance of the Subaccounts. In particular, such transfers may dilute the value of the Fund’s shares, interfere with the efficient management of the Funds’ portfolios, and increase brokerage and administrative costs of the Funds. In order to protect our Owners and the Funds from this potential harmful activity, we have implemented market timing policies and procedures. Our market timing policies and procedures are designed to try to discourage, detect and deter frequent transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders.

Owners seeking to engage in frequent transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our market timing policies and procedures will detect every potential market timer, but we apply our market timing policies and procedures uniformly, including any and all restrictions, to all Owners without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, Owners bear the risk that frequent transfer activity may occur, resulting in dilution of the value of Fund shares, interference with the efficient management of the Funds’ portfolios, and increases in the Funds’ brokerage and administrative costs.

If we believe, in our judgment, that an Owner has been engaged in market timing (i.e. frequent trading that could adversely affect the Funds, other Owners, or the performance of the Subaccounts), we will reject a transfer request. We also will restrict a market timer’s transfer privileges by notifying the Owner that from that date forward he or she will only be permitted to make transfers to or from specified Subaccounts by original signature conveyed through U.S. regular mail and any telephone, facsimile or overnight delivery instructions will not be accepted. We will impose this restriction for one calendar year. We will apply this policy uniformly to all similarly situated Policies. Please keep in mind that once an Owner has been identified as a market timer, we will impose this original signature restriction on that Owner even if we cannot specifically identify, in the particular circumstances, any harmful effect from that Owner’s particular transfers.

In addition, the Funds have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectus for the Funds describe these policies and procedures. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund (or its principal underwriter or transfer agent) that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Fund.

The Funds may reserve the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of the Fund shares as a result of the Funds’ own policies and procedures on market timing activities. We will notify you in writing if we have reversed, restricted, or refused any of your transfer requests. You should read the prospectus of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In our sole discretion, we may revise our market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent transfers that may adversely affect other Owners or Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on market timers. If we revise our market timing policies and procedures, we will apply such changes uniformly to all similarly situated Policies.

We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs in these limitations.

Dollar-Cost Averaging Program. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual or annual basis a set dollar amount from either the Subaccount investing in the Money Market Fund (the “Money Market Subaccount”) or the Subaccount investing in the Bond fund (the “Bond Subaccount”) to any combination of Subaccounts and/or the Fixed Account. However, if the Money Market Subaccount or the Bond Subaccount is the Subaccount from which the transfer is made, they cannot also be used as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against loss.

You may elect to participate in the dollar-cost averaging program at any time by sending us a written request. The minimum transfer amount is $100 from the Money Market Subaccount or the Bond Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the Subaccount from which transfers are being made is depleted or until you cancel the program by written request or by telephone, if we have your telephone authorization on file. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Portfolio Rebalancing Program. Once you allocate your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us in writing to automatically rebalance (on a monthly, quarterly, semi-annual or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using this program. We do not consider a transfer under this program as a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. The portfolio rebalancing program is not available while you are participating in the dollar-cost averaging program.

Inquiring About Transactions. You should review every transaction confirmation thoroughly when received. State Farm employs reasonable procedures to ensure the proper and accurate processing of all transactions. In the event you believe a transaction has occurred on your Policy in error, you must notify the Securities Products Department via telephone or in writing within 60 days of the date shown on your transaction confirmation.

Charges and Deductions

State Farm deducts the charges described below. The charges are for the services and benefits State Farm provides, costs and expenses State Farm incurs and risks State Farm assumes under or in connection with the Policies.

Services and benefits State Farm provides include:

•	the death, cash and loan benefits provided by the Policy;

•	investment options, including Net Premium allocations, dollar-cost averaging and portfolio rebalancing programs;

•	administration of various elective options under the Policy;

•	the distribution of various reports to Owners; and

•	the ability to make monthly premium payments under the Monthly Payment Plan.

Costs and expenses State Farm incurs include those associated with underwriting applications, increases in Basic Amount, and riders, various overhead and other expenses associated with providing the services and benefits under the Policy, sales and marketing expenses, and other costs of doing business, such as federal, state and local premium and other taxes and fees.

Risks State Farm assumes include the risks that Insureds may live for a shorter period of time than estimated, therefore resulting in the payment of greater Death Benefits than expected, and that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

•	Premium Charge. State Farm deducts a 5% charge from each premium payment before allocating the resulting Net Premium to the Policy Account Value.

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Mortality and Expense Risk Charge. State Farm currently deducts a daily charge from assets in the Subaccounts attributable to the Policies at an annual rate of 0.80% of net assets. State Farm guarantees that this charge will not exceed an annual rate of 0.90% of net assets. This charge does not apply to Fixed Account assets attributable to the Policies. We factor this charge into the Net Investment Factor. State Farm may profit from this charge and may use such profit for any lawful purpose including paying our expenses related to selling the Policies.

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Monthly Deduction. State Farm deducts the Monthly Deduction on each Deduction Date from Policy Account Value in the Variable Account and the Fixed Account on a pro rata basis. The Monthly Deduction for each Policy consists of (1) the cost of insurance charge discussed below, (2) a current monthly expense charge of $8 ($6 for Policies purchased before July 1, 2004) guaranteed not to exceed $8 per month, and (3) any charges for additional benefits added by riders to the Policy (see “Supplemental Benefits” under “Other Policy Benefits and Provisions”).

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Surrender Charge. If you surrender or lapse the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount, State Farm will deduct a surrender charge based on the Basic Amount at issue, or increase, as applicable. State Farm will deduct the surrender charge before we pay any surrender proceeds. State Farm does not deduct a surrender charge upon a withdrawal, although it does apply a withdrawal processing fee, as described below. State Farm does not deduct a surrender charge upon a decrease in Basic Amount, but it also will not reduce the surrender charge upon a decrease in Basic Amount.

The surrender charge depends on the Insured’s Age at issue, or on the Policy Anniversary preceding an increase. We calculate the surrender charge based as an amount per $1,000 of the Basic Amount at issue or of the increase in Basic Amount. The maximum surrender charge amount per $1,000 of Basic Amount is $21, which is for Insured’s ages 70 to 80. During the 10-year period a surrender charge is in effect, it increases monthly in the first two years, remains level for the next four years, then decreases by  1/5 each year for the next five years to zero. See Appendix A for sample surrender charges. Your Policy will state the surrender charge for your Policy.

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Transfer Charge. State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of 12. For purposes of assessing this fee, each transfer request is considered one transfer, regardless of the number of Subaccounts affected by the transfer. Any unused “free” transfers do not carry over to the next year.

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Withdrawal Processing Fee. On each withdrawal, State Farm will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested.

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Monthly Payment Plan. You may elect to make premium payments under the Monthly Payment Plan. To establish the Monthly Payment Plan, a three month premium payment may be required. There is a $2 initial fee for the Monthly Payment Plan.

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Loan Interest Charge. State Farm charges an annual interest rate on a Policy loan of 8.00%. If you purchased your Policy on or after July 1, 2004, the annual interest rate on a Policy loan will be 8.00% for the first 10 Policy Years, 7.00% for Policy Years 11 through 20 and 6.50% for Policy Years 21 and later. Loan interest is payable in arrears on each Policy Anniversary. After offsetting the 6.00% interest State Farm guarantees it will credit to the Loan Account, the maximum guaranteed net cost of loans is 2.00% (annually) and may be less.

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Fund Expenses. There are Fund management fees and other expenses that are deducted from the average daily value of your money invested in the Subaccounts. See the fee table in this prospectus and the prospectus for the Trust for a description of the investment advisory fees and other expenses incurred by the Funds.

Comment on Cost of Insurance. The cost of insurance is a significant charge under your Policy because it is the primary charge for the Death Benefit provided by your Policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from Policy to Policy and from Deduction Date to Deduction Date. We calculate the cost of insurance separately for the Basic Amount at issue and for any increase in the Basic Amount. The cost of insurance charge is equal to the Company’s current monthly cost of insurance rate for the Insured multiplied by the net amount at risk under the Policy for the Basic Amount at issue or as increased. The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider. We also calculate the net amount at risk separately for the Basic Amount at issue and for any increase in the Basic Amount. In determining the net amount at risk for each increase in Basic Amount, the Policy Account Value is first considered part of the initial Basic Amount. If the Policy Account Value exceeds the initial Basic Amount, it is then considered as part of any increases in Basic Amount in the order these increases took effect. The net amount at risk is affected by interest credited to the fixed account, Subaccount investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit option, withdrawals, and increases or decreases in Basic Amount. Your Policy describes more specifically how we calculate this amount.

We base the cost of insurance rate for the Insured on his or her Age, sex, applicable rate class, and Basic Amount. We base the cost of insurance charges on these same factors plus the net amount at risk. We use a standard method of underwriting in determining rate classes, which are based on the health of the Insured and other factors. We currently place Insureds in the following rate classes when we issue the Policy, based on our underwriting: a male or female or unisex rate class where appropriate under applicable law (currently including the state of Montana); and a tobacco, non-tobacco, preferred or super preferred rate class. In addition, the preferred and super preferred rate classes are available only on those Policies issued on or after July 1, 2004.

For all Policies, we also may place Insureds into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates. We may make additional rate classes available in the future. We place juveniles in a male or female or unisex rate class. The original rate class applies to the initial Basic Amount. If we approve an increase in Basic Amount, a different rate class may apply to the increase, based on the Insured’s circumstances at the time of the increase. We may place an Insured into a rate class with extra ratings for a temporary period of time, due to occupation or temporary illness. We also may place an Insured into a rate class with permanent extra ratings.

We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policy. We base the maximum cost of insurance rates on the Insured’s Age at his or her last birthday at the start of the Policy Year, sex, and, for issue ages 20 and over, tobacco use. If the Insured is age 20 and over on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Non-Smoker Table applies if the Insured is classified as non-tobacco; otherwise, the Commissioners 1980 Standard Ordinary Smoker Mortality Table applies. If the Insured is under age 20 on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Mortality Table applies. Modifications are made for rate classes other than standard.

How Your Policy Account Values Vary

Policy Account Value. The Policy Account Value serves as a starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the Death Benefit. It is the aggregate of the value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and values held in our general account to secure Policy loans. See “Loan Benefits”. We determine the Policy Account Value on the Policy Date and thereafter on each Valuation Day. The Policy Account Value will vary from day to day to reflect the performance of the Subaccounts to which you allocate amounts, interest credited on amounts allocated to the Fixed Account and Loan Account, charges, transfers, withdrawals, Policy loans, Policy loan interest, and Policy loan repayments. There is no minimum guaranteed Policy Account Value. It may be more or less than premiums paid.

Cash Value. The Cash Value on a Valuation Day is the Policy Account Value reduced by any surrender charge that we would deduct if you surrendered the Policy on that day.

Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Cash Value reduced by any Loan Amount. For Policies issued in Maryland and Texas, if the Insured is alive on the Maturity Date, we will pay the Cash Surrender Value to the Owner and the Policy will terminate.

Subaccount Policy Value. On any Valuation Day, for each Subaccount the Subaccount Policy Value is equal to the number of Subaccount units credited to the Policy multiplied by their unit value for that Valuation Day. When you allocate an amount to a Subaccount, either by Net Premium allocation, transfer of Policy Account Value or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the dollar amount allocated, transferred or repaid to the Subaccount by the Subaccount’s unit value for the Valuation Day when we effect the allocation, transfer or repayment. The number of Subaccount units credited to a Policy will decrease when we take the allocated portion of the Monthly Deduction from the Subaccount, take a Policy loan from the Subaccount, transfer an amount from the Subaccount, take a withdrawal from the Subaccount, or surrender the Policy.

Unit Values. A Subaccount’s unit value varies to reflect the investment performance of the underlying Fund, and may increase or decrease from one Valuation Day to the next. We arbitrarily set the unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the unit value by multiplying the value of a unit for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current valuation period.

Net Investment Factor. The net investment factor is an index we use to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any “ex-dividend” date value occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

Fixed Policy Account Value. The Fixed Policy Account Value on any date on or after the Issue Date is equal to: (1) the sum of the following amounts in the Fixed Account: Net Premium allocations, Policy Account Value transfers, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus (2) the sum of any Monthly Deductions attributed to the Fixed Account, any withdrawals or transfers (including any transfer processing fee or withdrawal processing fee) from the Fixed Account, and Policy loans taken from the Fixed Account.

Death Benefits

As long as the Policy remains in force, we will pay the Death Benefit once we receive at our Securities Products Department due proof of the Insured’s death. We will pay the Death Benefit to the Beneficiary.

Amount of Death Benefit Payable. The amount of Death Benefit payable is the amount of insurance determined under the Death Benefit Option in effect on the date of the Insured’s death, plus any supplemental Death Benefit provided by riders, minus any Loan Amount on that date, and if the date of death occurred during a grace period, minus the past due Monthly Deductions.

Under certain circumstances, State Farm may further adjust the amount of the Death Benefit for reasons of material misstatements contained in the application, if the Insured dies by suicide, or if the application misstates the Insured’s Age or sex. If the Insured dies before we issue a Policy, we limit the Death Benefit payable to $1,000,000, unless the Insured is under 15 days old in which case the Death Benefit payable will not exceed $3,000.

Death Benefit Options. State Farm uses the Policy Account Value on the Insured’s date of death to determine the amount of insurance. Under Option 1, the Death Benefit is the greater of (1) the Basic Amount plus any Net Premiums received since the last Deduction Date, or (2) the applicable percentage amount of the Policy Account Value based on the Insured’s Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. Under Option 2, the Death Benefit is the greater of (1) the Basic Amount plus the Policy Account Value, or (2) the applicable percentage amount of the Policy Account Value based on the Insured’s Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. The percentage is 250% to Age 40 and declines thereafter as the Insured’s Age increases. The table of percentages is shown below.

Table of Percentages of Policy Account Value
Age	Percentage	Age	Percentage	Age	Percentage
0–40	250%	54	157%	68	117%
41	243%	55	150%	69	116%
42	236%	56	146%	70	115%
43	229%	57	142%	71	113%
44	222%	58	138%	72	111%
45	215%	59	134%	73	109%
46	209%	60	130%	74	107%
47	203%	61	128%	75–90	105%
48	197%	62	126%	91	104%
49	191%	63	124%	92	103%
50	185%	64	122%	93	102%
51	178%	65	120%	94	101%
52	171%	66	119%	95+	100%
53	164%	67	118%

We reserve the right to change the table if the table of percentages currently in effect becomes inconsistent with any federal income tax laws and/or regulations. Under Option 1, the Death Benefit ordinarily will not change. Under Option 2, the Death Benefit will vary directly with the Policy Account Value, which will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans).

You select the Death Benefit Option when you apply for the

Policy. If you do not select a Death Benefit Option, Option 2 will be chosen. You may change the Death Benefit Option on your Policy subject to certain rules. Changing the Death Benefit Option may have tax consequences and you should consult a tax advisor before doing so.

Changing the Basic Amount. You select the Basic Amount when you apply for the Policy. You may change the Basic Amount, subject to the following conditions:

(1)	State Farm will not permit any change that may result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code.

(2)	You may only make one change (increase or decrease) during a Policy Year. To increase the Basic Amount, contact an authorized State Farm agent. To decrease the Basic Amount, submit a written request to our Securities Products Department. Any increase in the Basic Amount must be at least $25,000 and you must submit an application, along with evidence of insurability satisfactory to State Farm. There must be enough Cash Surrender Value to make a Monthly Deduction that includes the cost of insurance for the increase.

A change in planned premiums may be advisable based on the increase in Basic Amount. See “Planned Premiums”. Also, the Minimum Premium for the Death Benefit Guarantee will increase. See “Death Benefit Guarantee”. If we approve the increase in Basic Amount, the increase will become effective as of the date you apply for it and we will adjust the Policy Account Value to the extent necessary to reflect a portion of the Monthly Deduction attributable to the increase as of the effective date and any intervening Deduction Date based on the increase in Basic Amount. The surrender charge will increase upon an increase in Basic Amount; but we also will not allow any increases after the Policy Anniversary when the Insured is age 80.

Any decrease in the Basic Amount must be at least $10,000. If a request to decrease the Basic Amount or change to Death Benefit Option 2 would reduce the Basic Amount below the stated Basic Amount minimum in the Policy, an amendment to the Policy will be provided showing the reduced amount as the new Basic Amount minimum. We will process any decrease in Basic Amount on the date we receive your written request in Good Order at our Securities Products Department. Also, the minimum monthly premium for the Death Benefit Guarantee will decrease. State Farm will use any decrease first to reduce the most recent increase, then the next most recent increases, then the initial Basic Amount. We will not deduct a surrender charge upon a decrease in Basic Amount. We will not reduce the surrender charge upon a decrease in Basic Amount.

Changing the Basic Amount may have tax consequences and you should consult a tax advisor before doing so.

Effect of Withdrawals on the Death Benefit. A withdrawal will affect your Death Benefit in the following respects:

•

If Death Benefit Option 1 is in effect, the withdrawal will also reduce the Basic Amount dollar-for-dollar. If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

•	If Death Benefit Option 2 is in effect, the withdrawal will not affect the Basic Amount.

Payment of the Death Benefit. We generally will pay the Death Benefit through the State Farm Benefit Management Account®, an interest bearing draft account serviced by State Farm Bank®. We will send the State Farm Benefit Management Account® checkbook to you within seven days after we receive all required documents. A Beneficiary will have immediate access to the proceeds by writing a check on the State Farm Benefit Management Account®. We will pay interest on the amount in the State Farm Benefit Management Account® from the date of the Insured’s death to the date the State Farm Benefit Management Account® is closed. The State Farm Benefit Management Account ® is part of our general account. It is not a checking or bank account, and amounts in the Benefit Management Account® are not a State Farm Bank deposit account, are not an obligation of or guaranteed by State Farm Bank, and are not insured by the Federal Deposit Insurance Corporation or any other agency. As part of our general account, amounts in the State Farm Benefit Management Account® are subject to the claims of our creditors (unlike the assets in the Variable Account). We receive a profit on all amounts left in the account.

Loan Benefits

You may borrow an amount(s) up to 90% of your Cash Value at any time except during the free look period. You may make requests for Policy loans in writing or by telephone (if we have your telephone authorization on file). See “Telephone Transactions”. Outstanding Policy loans, including accrued interest, reduce the amount available for new loans.

However, requests for loans over $100,000 must be in writing. If the Policy is considered a Modified Endowment Contract, all loan requests must be in writing.

Loan Account. Making a loan does not affect the Policy Account Value. However, we transfer an amount equal to the loan proceeds from the Policy Account Value in the Variable Account and Fixed Account to the Loan Account, and hold this amount as “collateral” for the loan. If you do not direct an allocation for this transfer when requesting the loan we will take it on a pro rata basis from the Fixed Account and the Variable Account. When you repay a loan, we transfer an amount equal to the repayment from the Loan Account to the Variable Account and Fixed Account and allocate this amount as you direct when submitting the repayment. If you provide no direction, we will allocate the amount in accordance with your standing instructions for Net Premium allocations.

Interest. We will charge interest daily on any outstanding Policy loan at an effective annual rate of 8.00%. For a Policy purchased on or after July 1, 2004, the annual interest on a Policy loan will be 8.00% for the first 10 Policy Years, 7.00% for Policy Years 11 through 20 and 6.50% for Policy Years 21 and later. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. On each Policy Anniversary, any unpaid amount of loan interest accrued since the last Policy Anniversary becomes part of the outstanding loan. We transfer an amount equal to the unpaid amount of interest to the Loan Account from each Subaccount and the Fixed Account on a pro-rata basis according to the respective values in each

Subaccount and the Fixed Account. On each Deduction Date, we will credit the amount in the Loan Account with interest at a minimum guaranteed annual effective rate of 6.0%. On each Deduction Date, we will transfer the interest so earned to the Subaccounts and the Fixed Account in accordance with the instructions for Net Premium allocations then in effect.

Loan Repayment. You may repay all or part of your Loan Amount at any time while the Insured is living and the Policy is in force. You must send loan repayments to our Securities Products Department and we will credit the repayment at the end of the Valuation Period during which we receive them. State Farm does not treat a loan repayment as a premium payment and loan repayments are not subject to the 5% premium charge.

Effect of Policy Loan. A Policy loan, whether or not repaid, will affect Policy values over time (such as Policy Account Value, Cash Surrender Value, and the Death Benefit) because the investment results of the Subaccounts and current interest rates credited on Policy Account Value in the Fixed Account will apply only to the non-loaned portion of the Policy Account Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the Policy loan is outstanding, the effect could be favorable or unfavorable.

Policy loans reduce the amount available for allocations, surrender, and transfers, and, particularly if not repaid, could make it more likely than otherwise for a Policy to terminate. If you surrender the Policy or the Death Benefit becomes payable while a Policy loan is outstanding, we will deduct the Loan Amount in calculating the surrender proceeds or Death Benefit. If the Loan Amount exceeds the Cash Value on any Deduction Date and the Death Benefit Guarantee is not in effect, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid lapse. Policy loans may have tax consequences and you should consult a tax advisor before taking out a loan.

Surrender Benefits

Full Surrender. You may surrender your Policy at any time for its Cash Surrender Value, as calculated at the end of the Valuation Day when we receive your request in Good Order (or on a later date, if you so request). However, we reserve the right to reject any request with a requested withdrawal date later than 14 days after the request is signed. We will process any surrender request received in our Securities Products Department after the close of the Valuation Period on the next Valuation Day (unless you request a later date). A surrender charge may apply. The withdrawal processing fee assessed on withdrawals does not apply to full surrender. See “Charges and Deductions, Surrender Charge”. Your Policy will terminate and cease to be in force if you surrender it for a lump sum. You cannot later reinstate the Policy. Surrendering your Policy may have tax consequences and you should consult a tax advisor before doing so.

Withdrawals. You may make withdrawals under your Policy except during the free look period. You may make withdrawal requests in writing or by telephone (if we have your telephone authorization on file). See “Telephone Transactions”. If your Policy is considered a Modified Endowment Contract, all withdrawal requests must be in writing. We will process any withdrawal request received in our Securities Products Department before the close of a Valuation Period at the unit value(s) next determined after we receive your request in Good Order (or at a later date if you so request). We will process any withdrawal request received in our Securities Product Department after the close of a Valuation Period on the next Valuation Day (or at a later date if you so request). However, we reserve the right to reject any request with a requested withdrawal date later than 14 days after the request is signed. The minimum withdrawal amount is $500. A withdrawal must be less than the Cash Surrender Value on the day the request for withdrawal is effective. You may not make more than four withdrawals during a Policy Year. On each withdrawal, we will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested. When you request a withdrawal, you can direct us how to deduct the withdrawal from your Policy Account Value. If you provide no directions, we will deduct the withdrawal from your Policy Account Value in the Subaccounts and Fixed Account on a pro-rata basis. Making a withdrawal under your Policy may have tax consequences and you should consult a tax advisor before doing so.

A withdrawal can affect the Basic Amount, Death Benefit, and net amount at risk (which is used to calculate the cost of insurance charge (see “Charges and Deductions”)). If Death Benefit Option 1 is in effect, we will reduce the Basic Amount by the amount of the withdrawal (including the withdrawal processing fee). If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

Settlement Options

The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy other than in a lump sum. An authorized State Farm agent can explain these options upon request. None of these options vary with the investment performance of a Variable Account. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the Insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under Settlement Options.

payments

Requesting Payments

You must send written requests for payment (except where we authorize telephone requests) to our Securities Products Department or give the requests to an authorized State Farm agent for forwarding to our Securities Products Department. We will ordinarily pay any Death Benefit, loan proceeds or surrender or withdrawal proceeds in a lump sum within seven days after receipt in Good Order at our Securities Products Department of all the documents required for such a payment or, for surrenders and withdrawals, on a later date if you so request. All loan, surrender, and withdrawal proceeds are generally paid by check and sent to the address of record for the Policy. Other than the Death Benefit, which we determine as of the date of the Insured’s death, we will determine the amount as of the end of the Valuation Period during which our Securities Products Department receives all required documents or, for surrenders and withdrawals, on a later date if you so request.

Telephone Transactions

You may make certain requests under the Policy by telephone provided we have your written authorization on file at the Securities Products Department. These include (with certain restrictions) requests for transfers, withdrawals, Policy loans, changes in premium allocation designations, dollar-cost averaging changes and changes in the portfolio rebalancing program. Our Securities Products Department will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. However, if we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your State Farm agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Securities Products Department or give the request to an authorized State Farm agent for forwarding to our Securities Products Department.

Other Policy Benefits and Provisions

Exchange Provision. You have the right to transfer all of your Policy Account Value to the Fixed Account. During the first two Policy Years or the first two years after an increase in Basic Amount (only the first 18 months after the Policy Date in Connecticut), we do not count such transfers for purposes of determining whether a transfer processing fee applies. In Connecticut, during the first 18 months after the Policy Date, you also have the right to request a new policy. Please see the Policy for complete details.

Supplemental Benefits. The following is a description of certain supplemental benefits that have been offered as riders to your Policy. If you elect one or more of these benefits, State Farm will deduct monthly charges for the benefits you select from your Policy Account Value as part of the Monthly Deduction See “Monthly Deduction”.

•	Guaranteed Insurability Option Rider. Allows you to increase the Basic Amount on the specific option dates without evidence of insurability.

•	Waiver of Monthly Deduction Rider. Provides for the waiver of the Monthly Deductions upon total disability of the Insured for as long as the disability continues.

•	Additional Insured’s Level Term Rider. Provides level term insurance coverage for the Insured’s spouse to spouse’s age 85. This rider may not be available in all states.

•	Children’s Term Rider. Provides term life insurance on your eligible children.

As of January 1, 2009, we no longer offer the Waiver of Monthly Deduction Rider, the Additional Insured’s Level Term Rider or the Children’s Term Rider as supplemental benefits, but they will remain as part of your Policy if you selected them before that date.

Additional rules and limits apply to these supplemental benefits. Please ask your authorized State Farm agent for further information or contact our Securities Products Department.

Reinstatement. If you have not surrendered the Policy, you may reinstate the Policy within five years after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information.

Modifying the Policy. Upon notice to you, at any time we may make such changes in the Policy as are necessary: to assure compliance at all times with the definition of life insurance prescribed by the Code; to make the Policy, our operations, or the Variable Account’s operations conform with any law or regulation issued by any government agency to which they are subject; or to reflect a change in the operation of the Variable Account, if allowed by the Policy. Only a State Farm officer has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. A State Farm officer must sign all endorsements, amendments, or riders in order for those documents to be valid. If we modify the Policy, we will make appropriate endorsements to the Policy.

State Farm and The Fixed Account

State Farm Life Insurance Company. State Farm is a stock life insurance company. State Farm’s Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

State Farm’s Fixed Account Option. The Fixed Account is part of State Farm’s general account assets. State Farm owns the assets in the general account, and uses its general account assets to support its insurance and annuity obligations other than those funded by separate accounts. These assets are subject to State Farm’s general liabilities from business operations. Subject to applicable law, State Farm has sole discretion over the investment of the Fixed Account’s assets.

Because of exemptive and exclusionary provisions, State Farm has not registered interests in the Fixed Account under the Securities Act of 1933, nor has State Farm registered the Fixed Account as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The Variable Account

State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law.

The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life Insurance Company Variable Annuity Separate Account is registered with the SEC under the 1940 Act.

The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund of State Farm Variable Product Trust. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policy if, in State Farm’s judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

Support for Benefits Under the Policy

Many financial services companies, including insurance companies, have faced unprecedented challenges over the past several months, and we are not immune to these challenges. We know it is important for you to understand how the assets of the Variable Account and State Farm’s general account support the benefits arising under your Policy.

Assets in the Variable Account. You assume all of the investment risk for premiums and Policy Account Value allocated to the Subaccounts. Your Policy Account Value in the Subaccounts is part of the assets of the Variable Account. These assets may not be charged with liabilities arising from any other business that we may conduct. This means that, with very limited exceptions, all assets in the Variable Account attributable to your Policy Account Value and that of all other Policy owners would receive a priority of payment status over other claims in the event of an insolvency or receivership.

Assets in the General Account. The Policy also permits you to allocate premiums and Policy Account Value to the Fixed Account, which is part of our general account. Amounts allocated to the Fixed Account, plus any guarantees under the Policy that exceed your Policy Account Value (such as those associated with the Death Benefit), are paid from our general account. Therefore, any amounts that we may pay under the Policy in excess of Policy Account Value are subject to our financial strength and claims-paying ability.

We issue other types of insurance policies and financial products as well, such as fixed term and universal life insurance and fixed annuities and we also pay our obligations under these products from the assets in our general account. In the event of State Farm’s insolvency or receivership, payments we make from our general account to satisfy claims under the Policy would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand State Farm’s financial statements. We prepare our financial statements on a statutory basis, as required by state regulators. Our audited statutory financial statements are included in the Statement of Additional Information (which is available at no charge by calling us toll free at (888) 702-2307, writing us at P.O. Box 2307, Bloomington, Illinois 61702-2307, or going to statefarm.com®). In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov.

Voting of Fund Shares

State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Account Value in the Subaccounts.

To obtain voting instructions from Owners, before a meeting of shareholders of the Funds State Farm will send or make available to Owners voting instruction material, a voting instruction form and any other related material. It is important that each Owner provide voting instructions to State Farm because shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. As a result, a small number of Owners may control the outcome of a vote. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

State Farm may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove an investment advisory agreement. In addition, State Farm may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that State Farm reasonably disapproves of such changes in accordance with applicable federal regulations. If State Farm ever disregards voting instructions, State Farm will advise Owners of that action and of the reasons for such action in the next report to Owners.

Tax Considerations

Introduction. The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Please consult counsel or other competent tax advisors for more complete information. This discussion is based upon State Farm’s understanding of the present Federal income tax laws. State Farm makes no representation as to the likelihood of continuation of the present Federal income tax laws or as to how the Internal Revenue Service (the “IRS”) may interpret such laws.

Tax Status of the Policy. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, State Farm believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), and it is not clear whether such a Policy would in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, State Farm may take appropriate steps to bring the Policy into compliance with such requirements and reserves the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. State Farm intends that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. State Farm believes that the Death Benefit under a Policy should generally be excludible from the gross income of the Beneficiary. Federal, state and local gift, estate, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. Consult a tax advisor on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment) a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will generally fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

In some circumstances, if there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced amount. If there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when the Death Benefit is increased. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits.

A current or prospective Owner should consult with a competent tax advisor to determine whether a premium payment or any other Policy transaction will cause the Policy to be classified as a Modified Endowment Contract. We also will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a Modified Endowment Contract.

Distributions other than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1)	All distributions, other than Death Benefits, such as distributions upon surrender and withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Account Value (Cash Surrender Value for surrenders) immediately before the distribution over the Owner’s total investment in the Policy at the time. “Total investment in the contract” generally means the aggregate amount of any premiums or considerations paid for a Policy.

(2)	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

(3)

A 10 percent additional income tax is imposed on the amount included in income except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract. All requests for surrenders, withdrawals and loans from a Modified Endowment Contract must be in writing.

Distributions other than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions from a Policy that is not a Modified Endowment Contract are generally treated first as a recovery of an Owner’s investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for a recipient’s federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Policy Loans. In general, interest on a loan from a Policy will not be deductible. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding loan will be taxed as if it were a distribution from the Policy. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences.

Multiple Policies. All Modified Endowment Contracts that are issued by State Farm (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Continuation Beyond Age 100. The tax consequences of allowing the Policy to continue in force beyond the 100th birthday of the Insured are uncertain. An owner should consult a tax advisor as to those consequences.

Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Guidance on Split Dollar Plans. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Split Dollar Arrangements. In addition, the IRS and Treasury Department have issued guidance that substantially affects the tax treatment of split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum estate tax rate is 45% and the estate tax exemption is $3,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under Federal tax law.

Our Income Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the Variable Account or its Subaccounts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Variable Account or its Subaccounts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Additional Information

Sale of the Policies. State Farm VP Management Corp., a subsidiary of SFIM, acts as the principal underwriter and distributor of the Policies. State Farm VP Management Corp. also acts as principal underwriter for State Farm Life Insurance Company Variable Annuity Separate Account, a separate account also established by State Farm, and may act as principal underwriter for other separate accounts established by affiliates of State Farm. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (FINRA). The Policies may not be available in all states. The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as State Farm insurance agents.

We pay commissions to State Farm VP Management Corp. for sales of the Policies by its registered representatives under two alternative commission schedules, depending on which schedule is elected by State Farm VP Management Corp.’s registered representatives. Under the first schedule, commissions will not exceed 40% of the premiums received up to the Primary Compensation Premium (as defined in agreements between State Farm VP Management Corp. and its registered representatives) and 3.50% of all other premiums received. Under the second schedule, commissions will not exceed 30% of the premiums received up to the first Primary Compensation Premium, 15% of the premiums received up to the next two Primary Compensation Premiums, and 4% of all other premiums received. In addition, State Farm may pay incentive bonuses, expense reimbursements or additional payments to trainee agents and term independent contractor agents. We also pay State Farm VP Management Corp.’s operating and other expenses related to distributing the Policies.

State Farm VP Management Corp. pays its registered representatives all of the commissions received for their sales of Policies. Registered representatives and their managers are also eligible for various cash benefits, such as expense reimbursements and bonuses, and non-cash compensation items that we may provide jointly with State Farm VP Management Corp. Non-cash items include conferences, seminars and trips, merchandise and other similar items. In addition, State Farm VP Management Corp.’s registered representatives who meet certain production standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits.

Commissions and other incentives are recouped through fees and charges deducted under the Policy.

Personalized Illustrations. We may provide personalized illustrations showing how the Policy works based on assumptions about investment returns and the Policy owner’s and/or Insured’s characteristics. The illustrations are intended to show how the Death Benefit, Policy Account Value, and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Basic Amount, premium payments, Insured, rate class, and Death Benefit Option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

The illustrated Death Benefit, Policy Account Value, and Cash Surrender Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

Litigation. State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or State Farm.

Financial Statements. Our financial statements and the financial statements of the Variable Account are contained in the SAI. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Securities Products Department.

Index of Terms

This prospectus uses the following special terms:

Age — Age means the age on the Insured’s last birthday as of the Policy Date and each Policy Anniversary. If the Policy Date falls on the Insured’s birthday, the Age will be the age the Insured reaches on the Policy Date.

Basic Amount — The amount of coverage on the Insured provided by the basic plan.

Cash Value — Policy Account Value less any applicable surrender charge.

Cash Surrender Value — Cash Value less any Loan Amount.

Death Benefit — The amount of insurance provided under the Policy determined by the Death Benefit Option and any insurance amounts provided by riders. State Farm will reduce the amount payable on the Insured’s death by any Loan Amount and any unpaid Monthly Deductions.

Deduction Date — The Policy Date and each monthly anniversary of the Policy Date.

Fund — An investment portfolio of the State Farm Variable Product Trust and an underlying investment option under the Policy.

Good Order — The actual receipt of the requested transaction in writing (or by telephone, if we have your telephone authorization on file), along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed application, the Policy number, the transaction amount (in dollars), the names of and allocations to and/or from the Subaccounts affected by the requested transaction, the signatures of all Policy Owners, exactly as registered on the Policy (unless by proper telephone authorization), social security number or taxpayer I.D. and any other information or supporting documentation that we may require. With respect to premium payments, “Good Order” also generally includes receipt of sufficient funds by us to effect the transaction. We cannot process your requests for transactions relating to the Policy until we have received them in Good Order at our Securities Products Department. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Insured — The person upon whose life State Farm issues the Policy.

Issue Date — The date State Farm issues the Policy.

Loan Account — A part of our general account to which we transfer Policy Account Value in the Variable Account and the Fixed Account to provide collateral for any loan you take under the Policy.

Loan Amount — The sum of all outstanding Policy loans including both principal plus accrued interest.

Loan Policy Account Value — The value of the Loan Account for this Policy.

Maturity Date — For Policies issued in Texas and Maryland, the Maturity Date is the Policy Anniversary when the Insured is Age 100.

Minimum Monthly Premium — The amount shown on the Schedule pages of your Policy. We determine the Minimum Monthly Premium for your Policy based on the Insured’s Age, sex and rate class, the Basic Amount, and any supplemental benefits.

Minimum Premium — For any Policy Month during the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas) the cumulative Minimum Monthly Premium required to keep the Death Benefit Guarantee in effect.

Net Premium — Premium less the 5% premium charge.

Policy — The variable life insurance policy described in this prospectus. The Policy contains the Basic Plan, any amendments, endorsements and riders, and a copy of the application. The Policy is the entire contract.

Policy Account Value — The combined value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and the values held in our general account to secure Policy loans.

Policy Anniversary — The same day and month as the Policy Date each year that the Policy remains in force.

Policy Date — If we issue the Policy as applied for and we receive the premium before the Issue Date, the Policy Date is the later of the application date or the date we receive the premium. Otherwise, the Policy Date is the Issue Date. We measure Policy Months, Years and Anniversaries from the Policy Date.

The Policy Date cannot be the 29th, 30th, or 31st day of any month.

terms

Policy Month — A 1-month period starting with the same day as the Policy Date each month that the Policy remains in force.

Policy Year — Any 12-month period starting with the Policy Date or a Policy Anniversary.

SAI — The Statement of Additional Information (“SAI”) that contains additional information regarding the Policy. The SAI is not a prospectus, and should be read together with the prospectus. You may obtain a copy of the SAI by writing or calling us at our Securities Products Department. The Table of Contents for the SAI appears on the last page of this prospectus.

Securities Products Department — Three State Farm Plaza South, N-1, Bloomington, Illinois 61791-0001, 1-888-702-2307.

Trust — State Farm Variable Product Trust.

Valuation Day — Each day on which the New York Stock Exchange is open for business except for a day that a Subaccount’s corresponding Fund does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

table of

Statement of Additional Information

THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.

THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN

THOSE JURISDICTIONS WHERE SUCH OFFERING

MAY LAWFULLY BE MADE.

contents

APPENDIX A

Example of Surrender Charges

Beginning		Policy Issued to Insured Age 35				Policy Issued to Insured Age 50
Policy Year	Policy Month	$100,000 Initial Basic Amount		$50,000 Increase In Basic Amount, Policy Beginning of Year 16 (Age 50)		$100,000 Initial Basic Amount		$50,000 Increase in Basic Amount, Beginning of Year 16 (Age 65)
1	1	$21.50	*	$0.00		$53.00	*	$0.00
1	6	129.00		0.00		318.00		0.00
1	12	258.00		0.00		636.00		0.00
2	6	387.00		0.00		954.00		0.00
2	12	516.00		0.00		1,272.00		0.00
3	1	516.00		0.00		1,272.00		0.00
4	1	516.00		0.00		1,272.00		0.00
5	1	516.00		0.00		1,272.00		0.00
6	1	516.00		0.00		1,272.00		0.00
7	1	412.80		0.00		1.017.60		0.00
8	1	309.60		0.00		763.20		0.00
9	1	206.40		0.00		508.80		0.00
10	1	103.20		0.00		254.40		0.00
11	1	0.00		0.00		0.00		0.00
12	1	0.00		0.00		0.00		0.00
13	1	0.00		0.00		0.00		0.00
14	1	0.00		0.00		0.00		0.00
15	1	0.00		0.00		0.00		0.00
16	1	0.00		26.50	*	0.00		40.42	*
16	6	0.00		159.00		0.00		242.50
16	12	0.00		318.00		0.00		485.00
17	6	0.00		477.00		0.00		727.50
17	12	0.00		636.00		0.00		970.00
18	1	0.00		636.00		0.00		970.00
19	1	0.00		636.00		0.00		970.00
20	1	0.00		636.00		0.00		970.00
21	1	0.00		636.00		0.00		970.00
22	1	0.00		508.80		0.00		776.00
23	1	0.00		381.60		0.00		582.00
24	1	0.00		254.40		0.00		388.00
25	1	0.00		127.20		0.00		194.00
26	1	0.00		0.00		0.00		0.00

*

In this example, the Surrender Charge increases by approximately this amount each month through the first 2 years after issue or increase. The Surrender Charge then remains level through the end of the 6th year. Starting at the beginning of the 7th year after issue or increase, the surrender charge decreases by 1/5 at the beginning of each year, until it is zero in the 11th year.

State Farm VP Management Corp. (Underwriter & Distributor of Securities Products) One State Farm Plaza Bloomington, Illinois 61710-0001 FORWARDING SERVICE REQUESTED	U.S. Postage PAID Davenport, IA Permit No. 14 PRESORTED STANDARD

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Cash Surrender Values, and Policy Account Values, and to request other information about the Policy please call or write to us at our Securities Products Department.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus and is legally a part of this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E. Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

State Farm VP Management Corp. serves as the principal underwriter and distributor of the Policies. More information about State Farm VP Management Corp. and its registered persons is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (FINRA) describing its Public Disclosure Program.

Issued By:

State Farm Life Insurance Company

(Not licensed in MA, NY, or WI)

State Farm Life and Accident Assurance Company

(Licensed in NY and WI)

Home offices: Bloomington, Illinois

State Farm VP Management Corp.

(Underwriter & Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-888-702-2307

Investment Company Act File No. 811-08013

statefarm.com®

231-3549.13-CH	Printed in U.S.A.

STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

(Registrant)

STATE FARM LIFE INSURANCE COMPANY

(Depositor)

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone (888) 702-2307

STATEMENT OF ADDITIONAL INFORMATION

Individual Flexible Premium Variable Universal Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding the flexible premium variable universal life insurance policy (the “Policy”) offered by State Farm Life Insurance Company (“State Farm,” “we,” “us,” or “our”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2009, and the prospectus for the State Farm Variable Product Trust (the “Trust”). You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2009.

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Incontestability

The Policy limits our right to contest the Policy as issued or as increased, for reasons of material misstatements contained in the application, after it has been in force during the Insured’s lifetime for a minimum period, generally for two years from the Issue Date of the Policy or effective date of the increase.

Misstatement of Age or Sex

State Farm will adjust the Death Benefit if the application misstates the Insured’s Age or sex.

Limited Death Benefit—Suicide Exclusion

The Policy limits the Death Benefit if the Insured dies by suicide generally within two years after the Issue Date of the Policy or effective date of the increase.

Assignment

You may assign the Policy subject to its terms. We are not deemed to know of an assignment unless we receive a written copy of it at our Securities Products Department. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. See “Tax Considerations” in the prospectus.

Change of Owner

When allowed by law, you may change the Owner of the Policy by sending a written request to our Securities Products Department while the Insured is alive and the Policy is in force. The change will take effect the date you sign the written request, but the change will not affect any action we have taken before we receive the written request. A change of Owner does not change the Beneficiary designation. A change of Owner may have adverse tax consequences. You should consult a tax advisor before changing an Owner.

The Beneficiary

You designate the Beneficiary(ies) when you apply for the Policy. The Beneficiary is entitled to the insurance benefits under the Policy. You may change the Beneficiary or the order of payment during the Insured’s lifetime by providing a written request to the Securities Products Department. We will effect your change on the date you sign the request or on any later date specified in the request, but the change will not affect any action we have taken before we receive the request. When the Insured dies, we will make payment in equal shares to the primary Beneficiary(ies) living when payment is made. If a primary beneficiary dies after the first payment is made, we will pay that primary beneficiary’s unpaid share in equal shares to the other primaries living when payment is made. If the last primary beneficiary dies, we will make payment in equal shares to the successor beneficiaries living when payment is made. If a successor dies when receiving payments, we will pay that successor’s unpaid share in equal shares to the other successors living when payment is made. If, at any time, no primary or successor is alive, we will make a one sum payment in equal shares to the final beneficiaries. If, at any time, no beneficiary is living, we will make a one-sum payment to you, if you are alive when payment is made. Otherwise, we will make a one-sum payment to the estate of the last survivor of you and all Beneficiaries.

Dividends

The Policy is participating. However, we do not anticipate paying any dividends on the Policy.

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Changing Death Benefit Options

You may change the Death Benefit Option on your Policy subject to the following rules:

You must submit each change by written request that we receive at our Securities Products Department, and you may only change the Death Benefit Option once in any Policy Year. We will process each change on the date we receive your written request at our Securities Products Department. We will send you revised Policy schedule pages reflecting the new Death Benefit Option and the effective date of the change.

If you request a change from Option 1 to Option 2, the Basic Amount will be decreased by the Policy Account Value on the effective date of the change. When you make a change from Option 2 to Option 1, the Basic Amount after the change will be increased by the Policy Account Value on the effective date of the change. The minimum monthly premium for the Death Benefit Guarantee will also change when you change a Death Benefit Option. Changing the Death Benefit option may have tax consequences and you should consult a tax advisor before doing so.

More Information on Payments

We may delay making a payment or processing a transfer request if:

(1)	the disposal or valuation of the Variable Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which it is not reasonably practicable for the Variable Account: (A) to dispose of its securities; or (B) to determine the value of its net assets; or

(2)	the SEC by order permits postponement of payment to protect State Farm’s policy owners.

We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender or Policy loan request for up to six months from the date we receive the request. However, we will not defer payment of a withdrawal or Policy loan requested to pay a premium due on a State Farm policy.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block a Policy owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.

Dollar Cost Averaging Program

You may elect to participate in the dollar-cost averaging program at any time by sending us a written request. To use the dollar-cost averaging program, you must transfer at least $100 from the Money Market Subaccount or Bond Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program.

Portfolio Rebalancing Program

You may elect to participate in the portfolio rebalancing program at any time by sending us a written request at the Securities Products Department. Your percentage allocations must be in whole percentages. You may make

2

subsequent changes to your percentage allocations at any time by providing written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using portfolio rebalancing, and a portfolio rebalancing transfer is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the portfolio rebalancing program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. Portfolio rebalancing is not available while you are participating in the dollar-cost averaging program.

RELATIONSHIPS WITH THE COMPANIES THAT MAINTAIN THE BENCHMARK INDICES

Standard & Poor’s

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the “Product and the Funds”) is sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”).

S&P makes no representation or warranty, express or implied, to the Owners of the Product and the Funds or any member of the public regarding the advisability of investing in securities generally or in the Product and Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to State Farm and the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to State Farm, the Trust, the Product, or the Funds. S&P has no obligation to take the needs of State Farm, the Trust or the Owners of the Product or the Funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the Funds or the timing of the issuance or sale of the Product or the Funds or in the determination or calculation of the equation by which the Product or the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product or the Funds.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by State Farm, the Trust, Owners of the Product and Funds, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Frank Russell Company

(1)

The Russell 2000® Index and Russell Midcap® Index are trademark/service marks of the Frank Russell Company. Russell™ is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund and Small/Mid Cap Equity Fund are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the prospectus for the Small Cap Equity Index Fund and Small/Mid Cap Equity Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

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(2)	Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

(3)	Frank Russell Company’s publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any data included therein, or any security (or combination thereof) comprising the Index. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Index or any data or any security (or combination thereof) included therein.

Morgan Stanley & Co. Incorporated

The Morgan Stanley Capital International Europe, Australasia, and Far East Free (EAFE® Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated (“Morgan Stanley”). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the “International Fund”) is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the Owners of this International Fund or any member of the public regarding the advisability of investing in funds generally or in this International Fund particularly or the ability of the Morgan Stanley Capital International EAFE Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the Morgan Stanley Capital International EAFE Free Index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this International Fund. Morgan Stanley has no obligation to take the needs of the issuer of this International Fund or the Owners of this International Fund into consideration in determining, composing or calculating the Morgan Stanley Capital International EAFE Free Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this International Fund to be issued or in the determination or calculation of the equation by which this International Fund is redeemable for cash. Morgan Stanley has no obligation or liability to Owners of this International Fund in connection with the administration, marketing or trading of this International Fund. Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the Index from sources which Morgan Stanley considers reliable, neither Morgan Stanley nor any other party guarantees the accuracy and/or the completeness of the Index or any data included therein. Neither Morgan Stanley nor any other party makes any warranty, express or implied, as to results to be obtained by the Trust, the Trust’s customers and counterparties, Owners of the International Fund, or any other person or entity from the use of the Index or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley nor any other party makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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ADDITIONAL INFORMATION

Insurance Marketplace Standards Association

We and State Farm Life and Accident Assurance Company are members of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of IMSA agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Potential Conflicts of Interest

The Funds currently sell shares to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Owners arising from the sale of shares to support variable life insurance policies and variable annuity contracts. However, we will monitor events in order to identify any material irreconcilable conflicts that may possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any if those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund.

The Funds also may sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund as an investment option under the Policies or replacing the Fund with another fund.

See the Trust’s prospectus for more detail.

Safekeeping of Account Assets

We hold the Variable Account’s assets physically segregated and apart from the general account. We maintain records of all purchases and sale of portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $5 million covering our directors, officers, and employees has been issued by National Union Fire Insurance Company.

Reports to Policy Owners

State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, the Fixed Account and the Loan Account at its Securities Products Department. Each year, or more often if required by law, we will send you a report showing information about your Policy for the period covered by the report. State Farm also will send you an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Account Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction) or if you take out a Policy loan, make transfers or make withdrawals, you will receive a written confirmation of these transactions.

Principal Underwriter

State Farm VP Management Corp., the principal underwriter of the Policy, is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm VP Management Corp. is affiliated with State Farm Life Insurance Company because each company is directly or indirectly owned by State Farm Mutual Automobile Insurance Company. State Farm VP Management Corp. received $5,784,912 in 2008, $7,226,441 in 2007, and $7,360,247 in 2006, as commissions for serving as principal underwriter of the Policy. State Farm VP Management Corp. did not retain any commissions in 2008, 2007 and 2006.

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We discontinued new sales of the Policy during the latter half of 2008; however, we will continue to administer existing Policies and will continue to accept premiums and permit transfers for such Policies.

Underwriting Procedures

State Farm will follow its established insurance underwriting procedures for life insurance designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided about the proposed Insured before a determination can be made.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the federal securities laws.

Experts

The statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company as of December 31, 2008 and 2007, and the related statutory statements of operations and change in capital and surplus, and cash flows for the years ended December 31, 2008, 2007 and 2006, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.

As stated in their report, these financial statements were prepared by the Company in conformity with the accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation—Division of Insurance (statutory basis), which practices differ from accounting principles generally accepted in the United States of America (GAAP). The effect on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of the Company in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting.

The statements of assets and policy owners’ equity and surplus of the State Farm Life Insurance Company Variable Life Separate Account at December 31, 2008 and the results of its operations for the year then ended, and the changes in its policy owners’ equity and surplus for each of the two years in the period ended December 31, 2008, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.

The Company

We are an Illinois stock life insurance company and are wholly owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. We were incorporated in 1929 and have been continuously engaged in the life insurance business since that year. We are subject to regulation by the Insurance Department of the State of Illinois, as well as by the insurance departments of all other states and jurisdictions in which we do business. We sell insurance in 47 states and the District of Columbia. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. The Policy described in the prospectus and this SAI has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

6

Other Information

State Farm has filed a registration statement under the Securities Act of 1933, as amended, with the SEC relating to the offering described in the prospectus. The prospectus and SAI do not include all the information set forth in the registration statement. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. You may obtain the omitted information at the SEC’s principal office at 100 F Street, N.E., Washington, DC 20549 by paying the SEC’s prescribed fees. The omitted information is also available at the SEC’s Internet site (http://www.sec.gov).

Financial Statements

The audited statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company as of December 31, 2008 and 2007, and the related statutory statements of operations and change in capital and surplus, and cash flows for the years ended December 31, 2008, 2007 and 2006, as well as the Report of the Independent Registered Public Accounting Firm, appears in this SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Statements of assets and policy owners’ equity and surplus of the State Farm Life Insurance Company Variable Life Separate Account at December 31, 2008, and the results of its operations for the year then ended, and the changes in its policy owners’ equity and surplus for each of the two years in the period ended December 31, 2008, also appear in the SAI.

The audits were conducted in accordance with standards of the Public Company Accounting Oversight Board (United States).

7

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm

Mutual Automobile Insurance Company)

Report on Audits of Financial Statements—Statutory Basis

For the Years Ended December 31, 2008, 2007, and 2006

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Report of Independent Auditors

To the Board of Directors

State Farm Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company (the “Company”) as of December 31, 2008 and 2007, and the related statutory statements of operations and change in capital and surplus, and cash flows for the years ended December 31, 2008, 2007, and 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standard Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation—Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for the years ended December 31, 2008, 2007, and 2006.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years ended December 31, 2008, 2007, and 2006, on the basis of accounting described in Note 2.

February 18, 2009

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Admitted Assets, Liabilities, Capital and Surplus—Statutory Basis (in thousands)

As of December 31, 2008 and 2007

ADMITTED ASSETS	2008	2007
Bonds:
United States government	$3,569,370	$3,770,540
Canadian government and subdivisions	15,377	18,391
Other governmental units	7,506,486	7,616,056
Public utilities	4,180,723	3,264,889
Industrial and other	15,426,219	14,054,826

	30,698,175	28,724,702

Stocks:
Preferred	400	1,306
Unaffiliated common	1,822,297	2,792,616
Affiliated common	8,308	8,229

	1,831,005	2,802,151

Mortgage loans	5,660,184	5,603,848
Policy loans	3,443,423	3,256,921
Cash (Overdraft)	(13,740)	(19,938)
Cash equivalents	443,901	138,525
Short-term investments	298,317	36,145
Other invested assets	349,598	296,707
Accounts receivable—investment sales	508	773

Total cash and invested assets	42,711,371	40,839,834
Premiums deferred and uncollected	67,817	70,599
Investment income due and accrued	515,357	489,512
Net deferred tax asset	317,743	308,742
Receivables from subsidiaries	—	16
Other assets	695	259
Assets held in separate accounts	1,017,879	1,598,995

Total admitted assets	$44,630,862	$43,307,957

LIABILITIES	2008	2007

Aggregate reserves for life polices and contracts	$29,296,430	$27,172,407
Liability for deposit type contracts	7,103,040	6,893,900
Policy and contract claims	150,926	133,035
Policyholders’ dividends due and unpaid	4,558	4,523
Dividends to policyholders payable in the following year	602,421	585,208
Advance premiums, deposits and other policy and contract liabilities	269,074	277,534
Interest maintenance reserve	642	—
Commissions payable	58,276	56,969
Federal income taxes (including payable to affiliates)	115,961	46,570
Postretirement benefits	248,898	225,337
Agent termination benefits	165,949	150,410
Payable to parent, subsidiaries and affiliates	53,658	58,465
Other liabilities	236,189	150,518
Liabilities related to separate accounts	884,456	1,367,039
Asset valuation reserve (AVR)	380,330	930,510

Total liabilities	39,570,808	38,052,425

CAPITAL AND SURPLUS

Common stock, $100 par value; 30,000 shares	3,000	3,000
Paid-in surplus	21,846	21,846
Unassigned surplus	5,035,208	5,230,686

Total capital and surplus	5,060,054	5,255,532

Total liabilities, capital and surplus	$44,630,862	$43,307,957

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Operations and Change in Capital and Surplus—Statutory Basis (in thousands)

For the Years Ended December 31, 2008, 2007, and 2006

SUMMARY OF OPERATIONS	2008	2007	2006
Income:
Premiums and annuity considerations	$4,597,172	$3,723,295	$3,762,775
Net investment income	2,331,570	2,223,644	2,165,576
Other income	25,704	41,318	46,315

	6,954,446	5,988,257	5,974,666

Benefits and other expenses:
Death benefits	1,078,995	984,227	918,194
Surrender benefits and other fund withdrawals	1,113,123	1,059,367	998,421
Other benefits and claims	522,191	527,650	527,631
Net transfers to separate accounts	(41,104)	(3,727)	20,462
Increase in policy and contract reserves	2,124,023	1,316,214	1,433,310
Commissions	284,000	270,368	273,998
General insurance expenses	616,148	568,562	571,933
Taxes, licenses and fees	95,493	77,911	76,238

	5,792,869	4,800,572	4,820,187

Net gain from operations before dividends to policyholders and federal and foreign income taxes	1,161,577	1,187,685	1,154,479
Dividends to policyholders	595,458	579,041	566,961

Net gain from operations before federal and foreign income taxes	566,119	608,644	587,518
Federal and foreign income taxes incurred (excluding capital gains)	239,013	259,586	228,739

Net gain from operations before net realized capital gains or (losses)	327,106	349,058	358,779
Net realized capital gains (losses), net of transfers to the IMR less capital gains tax	(141,406)	33,115	29,289

Net income	$185,700	$382,173	$388,068

CAPITAL AND SURPLUS ACCOUNT	2008	2007	2006
Common stock:
Balance at beginning and end of year	$3,000	$3,000	$3,000

Paid-in Surplus:
Balance at beginning and end of year	21,846	21,846	21,846

Unassigned surplus:
Balance at beginning of year	5,230,686	5,037,032	4,479,608
Net income	185,700	382,173	388,068
Change in net unrealized capital gains (losses)	(542,306)	(81,000)	192,267
Change in nonadmitted assets	(414,212)	17,426	96,954
Change in asset valuation reserve	550,180	(182,370)	(137,381)
Dividends to stockholder (parent company)	(480)	(480)	(9,347)
Other changes in surplus in separate accounts statement	(68,302)	(842)	17,480
Change in net deferred income tax	93,942	69,472	6,550
Other changes	—	(10,725)	2,833

Balance at end of year	5,035,208	5,230,686	5,037,032

Total capital and surplus	$5,060,054	$5,255,532	$5,061,878

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Cash Flows—Statutory Basis (in thousands)

For the Years Ended December 31, 2008, 2007, and 2006

CASH FLOW	2008	2007	2006
Cash from operations:
Premiums collected net of reinsurance	$4,613,476	$3,735,237	$3,783,414
Net investment income	2,318,606	2,236,515	2,199,803
Other income	12,568	14,902	18,948
Benefits and loss related items	(2,723,481)	(2,572,467)	(2,425,158)
Net transfers to Separate Accounts	54,008	5,349	(17,507)
Commissions, expenses paid and other deductions	(926,974)	(949,335)	(952,856)
Dividends paid to policyholders	(578,211)	(559,175)	(551,590)
Federal and foreign income taxes paid	(146,189)	(285,417)	(244,462)

Net cash from operations	2,623,803	1,625,609	1,810,592

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	1,465,916	3,459,258	3,386,436
Stocks	185,248	276,371	167,964
Mortgage loans	398,282	567,394	534,214
Other invested assets	34,425	20,152	7,135
Miscellaneous proceeds	—	—	20,366
Net (losses) gains on cash and short-term investments	—	—	(5)

Total investment proceeds	2,083,871	4,323,175	4,116,110

Cost of investments acquired (long term only):
Bonds	3,508,318	4,570,062	4,055,306
Stocks	142,911	397,318	225,052
Mortgage loans	458,792	1,080,083	1,019,365
Other invested assets	94,930	141,646	176,768
Miscellaneous applications	57	26,561	—

Total investments acquired	4,205,008	6,215,670	5,476,491

Increase in policy loans and premium notes	186,508	174,797	159,475

Net cash from investments	(2,307,645)	(2,067,292)	(1,519,856)

Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts and other insurance liabilities	209,140	51,602	27,759
Other cash provided (applied)	48,928	70,468	13,860
Dividends to stockholder paid	(480)	(480)	(9,467)

Net cash from financing and miscellaneous sources	257,588	121,590	32,152

Net change in cash, cash equivalents, and short-term investments	573,746	(320,093)	322,888
Cash, cash equivalents, and short-term investments, beginning of year	154,732	474,825	151,937

Cash, cash equivalents, and short-term investments, end of year	$728,478	$154,732	$474,825

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands)

1.    Nature of Business Operations

State Farm Life Insurance Company (the Company) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (SFMAIC). The Company is licensed in 47 states, as well as the District of Columbia. The Company primarily markets individual life and annuity products through an exclusive independent contractor agency force. Individual life insurance products include traditional whole life, universal life, term insurance and variable universal life contracts which together account for approximately 74%, 88%, and 86% of premium revenue in 2008, 2007, and 2006, respectively. Individual annuity products including variable annuity contracts account for an additional 25%, 10%, and 12% in 2008, 2007, and 2006, respectively. Employee group life accounts for the remaining 1% in 2008 and 2% in both 2007 and 2006.

The Company discontinued new sales of variable products during September, 2008; however, the Company will continue to administer the existing book of variable business.

The Company is the parent company of the wholly-owned State Farm Annuity and Life Insurance Company and State Farm International Life Insurance Company Ltd.

The insurance industry is highly regulated and deals in contractual obligations. As such, the industry is subject to the risk of changes resulting from legislative enactments, legal interpretations and regulatory actions not anticipated in pricing the product.

2.    Summary of Significant Accounting Practices

The accompanying financial statements have been prepared principally for filing with regulatory agencies and as such are prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation—Division of Insurance.

Prescribed statutory accounting practices include the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP), which reflects the NAIC’s adoption of the Codification of Statutory Accounting Principles, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed when such practices are approved by the insurance department of the insurer’s state of domicile. The Company did not use any significant permitted practices during 2008, 2007, or 2006.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. Certain amounts applicable to the prior year have been reclassified to conform to the current year presentation.

Significant statutory accounting practices include:

A.    Investments

Bonds and stocks are stated at values prescribed by the NAIC. Investment grade bonds not backed by other loans are stated at amortized cost using the scientific method. Below investment grade bonds not backed by other loans are stated at the lower of amortized cost using the scientific method or fair value. Preferred stocks are stated at cost unless the stock is of lower quality, then it is stated at the lower of cost or

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

fair value. Common stocks, other than investments in subsidiaries, are stated at fair value. Prices from third party organizations and prices published by the Securities Valuation Office (SVO) of the NAIC are used to calculate fair value. Where no SVO published price or third party price is available, management’s best estimate of fair value is used. Under accounting principles generally accepted in the United States of America (GAAP), equity securities that have readily determinable fair values and debt securities would be classified into three categories: held-to-maturity, trading and available-for-sale. Held-to-maturity securities would be reported at amortized cost. Trading securities would be reported at fair value, with unrealized gains and losses included in earnings. Available-for-sale securities would be reported at fair value, with unrealized gains and losses, net of applicable taxes, reported in a separate component of unassigned surplus.

Single class and multi-class mortgage-backed/asset-backed securities are stated at amortized cost using the modified scientific method including anticipated prepayments at the date of purchase. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Prepayment assumptions for single class and multi-class mortgage-backed/assets-backed securities are obtained from Interactive Data Corporation and Bloomberg. The Company uses prices provided by Interactive Data Corporation in determining the fair value of its loan-backed securities.

Mortgage loans on real estate are stated at either the outstanding principal balance for loans originated by the Company or amortized cost for loans purchased by the Company. Cash receipts and interest income on impaired loans are deposited and accounted for as they are received. Impaired loans and accrued interest income on restructured impaired loans are evaluated to determine if the accrued interest is collectible. If deemed collectible, accrued interest on impaired loans is recorded as investment income due and accrued. Any due and accrued investment income that is 180 days past due and collectible is also reported as a non-admitted asset. If the accrued interest is not collectible, it is written off and no further interest is accrued. The Company had no voluntary reserves for mortgage loans, in excess of those established for the asset valuation reserve, at December 31, 2008 or 2007.

Policy loans are stated at the aggregate of unpaid loan balances, which are not in excess of cash surrender values of related policies.

The Company’s interest in State Farm Liquidity Pool, LLC is carried at its underlying audited GAAP equity. The Company’s interest in the pool is reported as a cash equivalent.

Short-term investments are stated at amortized cost, which approximates fair value. The Company has ownership interests in joint ventures, partnerships, and limited liability companies. The Company carries these interests based on the underlying audited GAAP equity of the investee.

The Company uses Statement of Statutory Accounting Principles (SAP) 97 guidance to determine the carrying value of subsidiaries. Investment in a wholly-owned US insurance subsidiary is carried at its statutory net equity. The ownership interests in joint ventures, partnerships, and limited liability companies are based on the underlying audited GAAP equity of the investee. Investments without audited GAAP statements are non-admitted and show a book/adjusted carrying value of zero. The Company’s foreign insurance subsidiary is non-admitted and accordingly, has a book/adjusted carrying value of zero. Under GAAP reporting, all majority-owned subsidiaries would be consolidated.

Investment income is recorded when earned. Due and accrued investment income is excluded from unassigned surplus when it is 90 days past due or when collection is in doubt. There were no amounts

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

excluded in 2008 or 2007 for mortgages or bonds. Realized gains and losses on sale or maturity of investments are determined by the specific identification methods. Aggregate unrealized capital gains and losses are credited or charged directly to unassigned surplus net of deferred income taxes.

For any decline in the fair value of a bond, common stock, preferred stock, or mortgage loan that is considered to be other than temporary, a valuation adjustment is made to reduce the cost of the asset to fair value and is recognized as a realized capital loss.

B.    Premiums Deferred and Uncollected

Premiums deferred and uncollected represent modal premiums, either due directly from policyholders and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

C.    Aggregate Reserves for Life Policies and Contracts

Policy reserves on life insurance are based on statutory mortality and interest rate requirements and are computed using principally net level and modified preliminary term methods with interest rates ranging primarily from 2.5% to 5.5%. The use of a modified reserve basis partially offsets the effect of immediately expensing policy acquisition costs. Policy reserves on annuities are based on statutory mortality and interest requirements with interest rates ranging primarily from 2% to 8%. Under GAAP, reserves are based on mortality, lapse, withdrawal and interest rate assumptions that are based on Company experience.

D.    Policyholders’ Dividends

All of the Company’s life insurance business is written on the participating basis. The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. Amounts declared and estimated to be payable to policyholders in the forthcoming year have been included in the accompanying financial statements as a liability based on approved dividend scales. Under GAAP, dividends are anticipated and may be considered as a planned contractual benefit when computing the value of future policy benefits. For the years ended December 31, 2008, 2007, and 2006, premiums under individual and group life participating policies were $3,471,446, $3,346,751, and $3,302,108 or 100% of total individual and group life premiums earned. The Company’s Statements of Operations for 2008, 2007, and 2006 includes $595,458, $579,041, and $566,961 of policyholder dividends, respectively.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

E.    Federal and Foreign Income Taxes

The Company files a consolidated federal income tax return with the following companies:

State Farm Mutual Automobile Insurance Company (SFMAIC)

State Farm Fire and Casualty Company (SFFCC)

State Farm General Insurance Company (SFGIC)

State Farm Life and Accident Assurance Company (SFLAAC)

State Farm Annuity and Life Insurance Company (SFALIC)

State Farm Lloyds (SFL)

State Farm Indemnity Company (SFIC)

State Farm Guaranty Insurance Company (Guaranty)

State Farm Florida Insurance Company (SFFIC)

State Farm International Services, Inc.

State Farm Lloyds, Inc.

State Farm Investment Management Corp.

State Farm VP Management Corp.

State Farm Bank, FSB

State Farm Investor Services (Canada) Holding Company

State Farm Funding Corp.

Insurance Placement Services, Inc.

State Farm Realty Investment Company

Fiesta Jack, Ltd. (2007)

Oglesby Reinsurance, Ltd.

The provision for federal income taxes is based on the Internal Revenue Code of 1986, as amended.

The consolidated federal income tax liability is apportioned to each company in accordance with an agreement authorized by each Company’s Board of Directors or Underwriters. The allocation is based upon separate return calculations for regular and alternative minimum tax with current credit for net losses and tax credits. Intercompany federal income tax balances are settled as follows: 1) intercompany federal income tax receivables and payables shown in this annual statement which relate to the tax year reflected by this annual statement will be settled within ninety (90) days of the statement date; 2) any refunds of federal income tax will be settled within thirty (30) days of receipt of the refund; and 3) any payments of federal income tax due will be settled within thirty (30) days of payment of the tax due. Changes in prior year tax liability may result in reallocation of prior year tax.

The reporting of federal and foreign income taxes under NAIC SAP is similar to the reporting requirements under GAAP except for the following differences. Under NAIC SAP, the calculation of state income taxes incurred is limited to taxes due on the current year’s taxable income and any adjustments due to changes in prior year returns. Therefore, deferred state income taxes are not recorded. Furthermore, the estimate of the current state income tax expense is not a component of income taxes incurred. Instead, current state income tax is reported as a component of general expenses and is an element of pre-tax book income.

Under GAAP, Statement of Financial Accounting Standards (SFAS) 109 contains a requirement to reduce the amount of deferred tax assets (DTAs) by a valuation allowance if it is more likely than not that some portion of the deferred tax asset will not be realized. No such provision is required by NAIC SAP. Instead, NAIC SAP requires that the gross DTA be subject to an admissibility test. The admissibility test has three parts. The first two parts determine the portion of the gross DTA that can be reduced to cash or result in a reduction of future cash taxes. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs). Overall, the test limits the net admitted DTA to the sum of 10% of a modified surplus amount plus taxes subject to recovery via loss carryback for the current year and the two immediately preceding years. Any changes in DTAs and DTLs are to be recognized as a separate component of the change in unassigned surplus. Therefore, changes in the DTAs and DTLs will not be included in current year income. This differs from GAAP, which reports the change in deferred income taxes (deferred tax provision) as a component of the total tax provision (sum of federal, state, and foreign, current and deferred) rather than as a direct adjustment to unassigned surplus.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

F.    Other Postretirement Benefits

As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to post-career associates to the accrual method, and elected to amortize its transition obligation attributable to these potential benefits over twenty years.

Under GAAP, an additional accrual would be required for the estimated cost of the potential benefit obligation under the plans for active, but not yet eligible, employees, agents, and their dependents.

G.    Agent Termination Benefits

The Company provides termination benefits for certain independent contractor agents subject to service and age eligibility requirements as defined in the agents’ contracts. Liabilities and expenses are recorded at the time eligibility requirements are met. Under GAAP, an additional accrual would be required for the estimated cost of the potential benefit obligation for active, but not yet eligible, agents.

H.    Interest Maintenance Reserve and Asset Valuation Reserve

The Interest Maintenance Reserve (IMR) and Asset Valuation Reserve (AVR) are maintained in accordance with requirements prescribed by the NAIC. Realized investment gains and losses, net of tax, attributable to interest rate changes on short-term and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold and the amortization is reflected in the Company’s Statements of Operations.

The AVR provides a reserve for credit-related and equity risks in a broad range of invested assets including bonds, stocks, mortgage loans, real estate, and other invested assets. Changes in the AVR are charged or credited directly to the unassigned surplus. The IMR and AVR are not calculated under GAAP.

I.    Separate Accounts

The Company has established individual variable life and individual variable annuity separate accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and issues individual variable universal life and individual variable annuity contracts. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Deposits received in connection with these contracts are placed in the Company’s separate accounts and general accounts within certain limits.

Assets held in separate accounts under variable life and variable annuity contracts are invested as designated by the contract holder in shares of mutual funds offered by the State Farm Variable Product Trust which are managed either by the Company or by an outside manager.

Separate account assets are reported at market value and liabilities are recorded at amounts equal to contract holder assets. Except for rights of the Company as a result of surplus contributions made to the separate accounts, contract holders are the only persons having rights to any assets in the separate accounts or to income arising from such assets.

J.    Recognition of Premiums and Annuity Considerations and Related Expenses

Premiums and annuity considerations are recognized as income over the premium paying period of the policies. Premiums paid in advance of the policy anniversary date and unearned premiums which are not

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

included in the policy reserve liability are recognized as a liability on the balance sheet. Acquisition costs, such as commissions and other costs related to the new business are expensed as incurred. Contracts that permit the insured to change the amount and timing of premium payments, such as universal life products, are recorded as revenue when received. Under GAAP, the premiums for universal life contracts are recorded as increases to liabilities and revenue is recognized as mortality and other assessments are made to the policyholders and investment in foreign subsidiary. Additionally, acquisition costs under GAAP are capitalized and amortized over the policy period.

K.    Nonadmitted Assets

Certain assets designated as “nonadmitted” assets, principally non-admitted deferred income tax assets, aggregating $848,236 and $434,024 at December 31, 2008 and 2007, respectively, are not recognized by statutory accounting practices. These assets are excluded from the balance sheet, and the net change in such assets is charged or credited directly to unassigned surplus. Under GAAP, such assets would be recognized at the lower of cost or net realizable value.

L.    Stockholder Dividends

The maximum amount of dividends that can be paid by State of Illinois insurance companies to shareholders without the prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus and net income.

M.    Guaranty Fund Assessments

As of December 31, 2008 and 2007, liabilities of $26,945 and $7,104, respectively, have been recorded for guaranty fund assessments. In addition, assets of $557 and $238 for premium tax offsets have been established for December 31, 2008 and 2007, respectively, based on guaranty fund assessments paid. These amounts represent assets and liabilities recorded for all states in which the Company operates.

The preceding discussion highlights the significant variances between the statutory accounting practices followed by the Company and GAAP. The effect of these differences has not been determined, but is presumed to be material.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

3.    Investments

A.    Bonds and Other Debt Securities

The amortized cost and estimated market values of investments in debt securities, including short-term investments were as follows:

	December 31, 2008
	Amortized Cost or Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
U.S. Governments	$3,687,005	$360,933	$(882)	$4,047,056
All Other Governments	68,172	5,723	—	73,895
States, Territories and Possessions (Direct and Guaranteed)	465,388	7,793	(17,253)	455,928
Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	196,187	4,122	(3,145)	197,164
Special Revenue & Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and their Political Subdivisions	6,792,116	173,036	(17,041)	6,948,111
Public Utilities (Unaffiliated)	4,180,723	67,157	(151,196)	4,096,684
Industrial & Miscellaneous (Unaffiliated)	15,606,901	353,315	(813,914)	15,146,302

Totals	$30,996,492	$972,079	$(1,003,431)	$30,965,140

	December 31, 2007
	Amortized Cost or Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
U.S. Governments	$3,784,624	$164,013	$(2,405)	$3,946,232
All Other Governments	71,161	2,365	—	73,526
States, Territories and Possessions (Direct and Guaranteed)	465,317	7,870	(10,785)	462,402
Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	196,211	4,806	(529)	200,488
Special Revenue & Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and their Political Subdivisions	6,901,758	64,543	(47,015)	6,919,286
Public Utilities (Unaffiliated)	3,264,889	77,900	(23,688)	3,319,101
Industrial & Miscellaneous (Unaffiliated)	14,076,887	446,570	(99,138)	14,424,319

Totals	$28,760,847	$768,067	$(183,560)	$29,345,354

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The amortized cost and estimated market value of debt securities by contractual maturity are shown below. Expected maturities will differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2008
	Amortized Cost or Fair Value	Estimated Market Value
Due in one year or less	$1,553,893	$1,570,263
Due after one year through five years	7,738,307	7,743,856
Due after five years through ten years	13,744,321	13,576,619
Due after ten years	7,959,971	8,074,402

Totals	$30,996,492	$30,965,140

Gross proceeds and realized gains and losses on bonds, including other than temporary impairments, for the years ended December 31, were:

	2008	2007	2006
Proceeds	$142,224	$2,738,965	$1,795,326
Gross gains	4,682	6,684	54,813
Gross losses	(66,576)	(50,782)	(67,386)

At December 31, 2008 and 2007, bonds carried at an amortized cost of $4,985 and $4,957, were on deposit with regulatory authorities, respectively.

B.    Mortgage Loans

The maximum lending rate for commercial mortgage loans was 6.94% and 7.63% for 2008 and 2007, respectively. The minimum lending rate for commercial mortgage loans was 3.97% and 5.21% for 2008 and 2007, respectively. The maximum percentage of any one loan to the value of security at the time of the loan in 2008 and 2007, exclusive of insured or guaranteed mortgages or purchase money mortgages was 79.55% and 87.48%, respectively. During 2008 and 2007, there were no loans that had reduced rates.

The total recorded investment in restructured loans was $16,835 as of both December 31, 2008 and 2007, respectively. The Company does not have any contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructurings.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

C.    Equity Investments

The cost and estimated market value in preferred and common stocks and gross unrealized gains and losses from those investments are as follows:

	December 31, 2008
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Statement/ Market Value
Preferred	$400	$—	$(122)	$278
Unaffiliated common	1,756,931	380,637	(315,271)	1,822,297
Affiliated common	196,850	4,808	(193,350)	8,308

	December 31, 2007
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Statement/ Market Value
Preferred	$1,306	$—	$(90)	$1,216
Unaffiliated common	1,899,976	970,128	(77,488)	2,792,616
Affiliated common	196,850	4,729	(193,350)	8,229

Gross realized gains and losses, including other than temporary impairments, consist of the following for the years ended December 31:

	2008		2007		2006
	Gains	Losses	Gains	Losses	Gains	Losses
Preferred	$—	$(431)	$—	$—	$52	$(80)
Unaffiliated common	23,887	(125,070)	88,782	(18,306)	28,930	(28,724)

There were no sales of affiliated common stocks during 2008, 2007, and 2006.

D.    Unrealized Losses

In evaluating whether a decline in value is other than temporary, management considers several factors including, but not limited to, the following:

•	The Company’s ability and intent to retain the security for a sufficient period of time for it to recover.
•	The extent and duration of the decline in value.
•	The probability of collecting all cash flows according to contractual terms in effect at acquisition or restructuring.
•	Relevant industry conditions and trends.
•	The financial condition and current and future business prospects of the issuer.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The unrealized losses based on estimated market values are shown below:

	December 31, 2008
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Governments	$47,060	$(719)	$18,414	$(163)	$65,474	$(882)
All Other Governments	—	—	—	—	—	—
States, Territories and Possessions (Direct and Guaranteed)	151,083	(8,830)	138,026	(8,423)	289,109	(17,253)
Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	68,168	(2,708)	9,988	(437)	78,156	(3,145)
Special Revenue & Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and their Political Subdivisions	268,192	(13,740)	268,487	(3,301)	536,679	(17,041)
Public Utilities (Unaffiliated)	2,117,196	(127,796)	252,647	(23,400)	2,369,843	(151,196)
Industrial & Miscellaneous (Unaffiliated)	5,889,014	(474,713)	1,388,615	(339,201)	7,277,629	(813,914)

Subtotal, debt securities	$8,540,713	$(628,506)	$2,076,177	$(374,925)	$10,616,890	$(1,003,431)
Preferred Stock	—	—	278	(122)	278	(122)
Common Unaffiliated Stock	646,465	(235,977)	105,395	(79,294)	751,860	(315,271)

Total temporarily impaired securities	$9,187,178	$(864,483)	$2,181,850	$(454,341)	$11,369,028	$(1,318,824)

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

	December 31, 2007
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Governments	$295,016	$(1,430)	$54,324	$(975)	$349,340	$(2,405)
States, Territories and Possessions (Direct and Guaranteed)	17,694	(28)	241,387	(10,757)	259,081	(10,785)
Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	16,152	(91)	24,032	(438)	40,184	(529)
Special Revenue & Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and their Political Subdivisions	1,205,417	(8,453)	1,867,603	(38,562)	3,073,020	(47,015)
Public Utilities (Unaffiliated)	471,236	(4,508)	705,158	(19,180)	1,176,394	(23,688)
Industrial & Miscellaneous (Unaffiliated)	1,686,627	(37,305)	2,048,317	(61,833)	3,734,944	(99,138)

Subtotal, debt securities	$3,692,142	$(51,815)	$4,940,821	$(131,745)	$8,632,963	$(183,560)
Preferred Stock	1,216	(90)	—	—	1,216	(90)
Common Unaffiliated Stock	223,420	(46,547)	99,145	(30,941)	322,565	(77,488)

Total temporarily impaired securities	$3,916,778	$(98,452)	$5,039,966	$(162,686)	$8,956,744	$(261,138)

Bonds

The unrealized losses on the Company’s bond investments were primarily interest related with market declines driven by widening credit spreads on corporate bonds and not on fundamental credit problems of the issuers. The Company had $374.9 million in unrealized losses on bonds with losses outstanding for greater than 12 months at December 31, 2008. The contractual terms of the Company’s bond investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. The Company did not have the intent to sell these investments at the reporting date and does not consider those investments to be other-than-temporarily impaired at December 31, 2008.

Common Unaffiliated Stock

The Company evaluates its common stock investments for impairment loss by calculating unrealized losses and performing analysis at each quarter and annually. The Company had $79.3 million in unrealized losses outstanding for greater than 12 months at December 31, 2008. Based upon the timing and relative severity of the losses and the Company’s ability and intent to hold these investments for a reasonable period of time sufficient for a recovery of fair value, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2008.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

E.    Realized Capital Gains (Losses)

The Company had realized capital losses due to other than temporary declines in the fair value of $63,207, $6,352, and $0 on bonds, $4,857, $0, and $0 on mortgage loans, and $56,553, $7,466, and $1,027 on common stocks during 2008, 2007, and 2006, respectively.

The reconciliation of realized capital gains (losses) is as follows:

	December 31, 2008
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$(162,350)	$(23,432)	$(138,918)
Less: IMR capital gains (losses)	3,828	1,340	2,488
Capital gains (losses) net of IMR	$(166,178)	$(24,772)	$(141,406)

	December 31, 2007
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$39,315	$24,386	$14,929
Less: IMR capital gains (losses)	(26,743)	(8,557)	(18,186)
Capital gains (losses) net of IMR	$66,058	$32,943	$33,115

	December 31, 2006
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$7,950	$(6,870)	$14,819
Less: IMR capital gains (losses)	(22,262)	(7,792)	(14,470)
Capital gains (losses) net of IMR	$30,211	$922	$29,289

F.    Investment in Subsidiaries

Summary financial information for affiliates of the Company through direct 100% ownership and/or common management for the years ended December 31 is noted below (in thousands):

Life Insurers

State Farm Annuity and Life Insurance Company	2008	2007
Admitted assets	$8,354	$8,260
Liabilities	46	31
Capital and surplus	8,308	8,229

Net income	79	180

SFALIC has conducted no insurance business since its inception.

State Farm International Life Insurance Company Ltd.

SFILIC is a stock life insurance company organized and licensed as a long-term insurer under the laws of Bermuda. SFILIC is licensed to write life insurance and annuity policies within Canada in the provinces of Alberta, New Brunswick and Ontario. SFILIC does not prepare a U.S. GAAP financial statement, therefore, in accordance with prescribed statutory accounting guidance it is non-admitted and has a book/adjusted carrying value of zero.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Noninsurance Affiliate

State Farm Realty Mortgage LLC	2008	2007
Admitted assets	$349,683	$295,929
Liabilities	85	478
Capital and surplus	349,598	295,451

Net income	22,620	9,646

State Farm Realty Mortgage LLC (SFRM), a non-insurance affiliate of the Company through a direct 100% ownership, was formed in 2006. SFRM invests in commercial loans collateralized by real property in the State of New York.

G.    Net Investment Income

The components of net investment income earned by type of investment for the years ended December 31, were as follows:

	2008	2007	2006
Bonds	$1,676,592	$1,599,645	$1,582,900
Mortgage loans	366,825	356,723	343,157
Premium notes, policy loans and liens	217,075	204,915	194,632
Cash, cash equivalents, and short-term investments	13,922	11,007	15,106
Preferred stock	57	6	9
Unaffiliated common stocks	59,956	57,110	50,575
Other	17,736	15,153	(1,193)

Gross investment income	2,352,163	2,244,559	2,185,186
Investment expenses	(20,593)	(20,915)	(19,610)

Net investment income	$2,331,570	$2,223,644	$2,165,576

H.    Fair Value of Measurements

Financial statements prepared in accordance with generally accepted accounting principles (GAAP) are required to conform to Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective January 1, 2008. FAS 157 defines fair value as the price that would be received upon selling an investment in a timely transaction to an independent buyer in the principle or most advantageous market of the investment. The Company’s financial assets carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by FAS 157 which prioritizes the inputs to valuation techniques used to measure fair value. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The three levels of the fair value hierarchy are summarized below:

Level 1	–	Observable inputs that reflect unadjusted quoted prices for identical securities in active markets.

Level 2	–	Observable inputs other than quoted prices included in level 1 such as quoted prices for similar securities; interest rates, prepayment schedules, and credit risk for fixed income securities; or other inputs that are observable or can be corroborated by observable market data.

Level 3	–	Unobservable inputs including the Company’s own assumptions in determining the fair value of investments.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at lower of amortized cost or market.

Assets measured at fair value on a recurring basis are summarized below:

		Fair Value Measurements at December 31, 2008
Description	Total	Level 1	Level 2	Level 3
Stocks—unaffiliated common	$1,822,297	$1,806,451	$15,846	$—
Short-term investments Money market funds	298,317	298,317	—	—
Separate Accounts	1,017,879		1,017,879

Total	$3,138,493	$2,104,768	$1,033,725	$—

Level 1 Measurements

Level 1 assets include actively-traded exchange-listed equity securities and short-term money market mutual funds. Valuations are based upon unadjusted quoted exchange prices for equity securities and quoted net asset value for actively-traded money market funds.

Level 2 Measurements

Equity Securities. These assets consists of equity securities that are valued by the Securities Valuation Office (SVO). SVO valuations are based upon price quotes from multiple financial institutions approved by the SVO.

Separate Accounts. These assets include private, affiliated mutual funds valued at net asset value daily using observable inputs. Valuation inputs of underlying assets include, but are not limited to, quoted exchange prices, quotations by independent pricing services, bid price quotations from brokers, multiple of earnings, multiple of book values, similar freely traded securities, and yield to maturity.

Assets measured at fair value on a nonrecurring basis are summarized below:

		Fair Value Measurements at December 31, 2008
Description	Total	Level 1	Level 2	Level 3
Bonds	$132,467	$—	$132,467	$—
Mortgages	20,375	—	20,375	—

Total	$152,842	$—	$152,842	$—

Level 2 Measurements

Bonds. These assets include below investment grade bonds that have fair values below amortized cost as well as bonds that have been impaired at the reporting date. SVO valuations are used for such bonds when available. SVO valuations are based upon publicly available prices for identical or similar assets or on valuation models or matrices using observable inputs. When no SVO price is available an evaluated price is provided by a pricing vendor based on observable market data. Typical inputs to models used by pricing vendors include but are not limited to benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Mortgage Loans. Mortgage loan assets uses a pricing model to estimate the fair value of mortgages by discounting future cash flows at estimated market interest rates. These market rates are derived from market comparables with occupancy, age of the building, and tenancy used as the comparable factor.

4.    Separate Accounts

Information regarding the Separate Accounts of the Company for 2008, 2007, and 2006 is as follows:

	2008
	(1)	(2)	(3)	(4)	(5)
	Indexed	Nonindexed Guarantee Less Than Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total

Premiums, considerations or deposits for year ended December 31	$—	$—	$—	$116,199	$116,199
Reserves at December 31:
For accounts with assets at:
Fair value	—	—	—	861,663	861,663
Amortized cost	—	—	—	—	—

Total reserves	$—	$—	$—	$861,663	$861,663

Withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With fair value adjustment				—	—
At book value without fair value adjustment and with current surrender of 5% or more	—	—	—	—	—
At fair value	—	—	—	847,547	847,547
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	847,547	847,547
Not subject to discretionary withdrawal	—	—	—	14,116	14,116

Total	$—	$—	$—	$861,663	$861,663

Reconciliation of Net Transfers to or (from) separate accounts:

2008
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$118,420
Transfers from separate accounts	(159,505)

Net transfers to separate accounts	$(41,085)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$(19)
Transfers as reported in the Statements of Operations	$(41,104)

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

	2007
	(1)	(2)	(3)	(4)	(5)
	Indexed	Nonindexed Guarantee Less Than Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$—	$—	$—	$147,280	$147,280
Reserves at December 31:
For accounts with assets at:
Fair value	—	—	—	1,331,648	1,331,648
Amortized cost	—	—	—	—	—

Total reserves	$—	$—	$—	$1,331,648	$1,331,648

Withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With fair value adjustment				—	—
At book value without fair value adjustment and with current surrender of 5% or more	—	—	—	—	—
At fair value	—	—	—	1,316,502	1,316,502
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	1,316,502	1,316,502

Not subject to discretionary withdrawal	—	—	—	15,146	15,146

Total	$—	$—	$—	$1,331,648	$1,331,648

Reconciliation of Net Transfers to or (from) separate accounts:

2007
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$149,028
Transfers from separate accounts	(152,738)

Net transfers to separate accounts	$(3,710)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$(17)

Transfers as reported in the Statements of Operations	$(3,727)

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Reconciliation of Net Transfers to or (from) separate accounts:

2006
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$149,960
Transfers from separate accounts	(129,564)

Net transfers to separate accounts	$20,396

Reconciling adjustments:
Transfers on account of deposit-type contracts	$66

Transfers as reported in the Statements of Operations	$20,462

5.    Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:

Bonds and Short-term Investments

Fair values were determined by the SVO of the NAIC, and were approximated based upon values determined in public exchanges. For issues that were not evaluated by the SVO, fair values were estimated based on prices received from an independent pricing source, market comparables or internal analysis.

Mortgage Loans

Fair values were estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Preferred Stocks and Unaffiliated Common Stocks

Fair values were determined by the SVO of the NAIC, and were approximated based upon values determined in public exchanges. For issues that were not evaluated by the SVO, fair values were estimated based on prices received from an independent pricing source, market comparables or internal analysis.

Cash and Cash Equivalents

The carrying amount is a reasonable estimate of fair value.

Structured Annuity Reserves and Other Similar Items

Fair values were estimated by discounting future annuity payments at the interest rates in effect at year end for similar contracts.

Deferred Annuity Reserves

Fair values were approximated by the amount due to the annuity holder as if the annuity contract was surrendered at year end, ignoring the affects of any market value adjustments.

Advance Premiums

Fair values were approximated by the amount available to the policyholder for the discounted value of premiums received in advance.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Settlement Options Without Life Contingencies

Settlement options without life contingencies are similar to demand deposits. The fair value is the amount payable on demand at year end.

Policy Loans

Policy loans have no stated maturity dates and are an integral part of the insurance contract. Accordingly, it is not practicable to estimate a fair value for them.

The estimated fair values and statement values of the Company’s financial instruments as of December 31 were as follows:

	2008		2007
	Fair Value	Statement Value	Fair Value	Statement Value
Financial assets:
Bonds	$30,666,823	$30,698,175	$29,309,209	$28,724,702
Mortgage loans	5,520,177	5,660,184	6,117,953	5,603,848
Preferred stock	278	400	1,216	1,306
Unaffiliated common stock	1,822,297	1,822,297	2,792,616	2,792,616
Cash (Overdraft)	(13,740)	(13,740)	(19,938)	(19,938)
Cash equivalents	443,901	443,901	138,525	138,525
Short-term investments	298,317	298,317	36,145	36,145
Separate accounts	1,017,879	1,017,879	1,598,995	1,598,995
Financial liabilities:
Structured annuity reserves and other similar items	$484,399	$476,460	$502,967	$485,988
Deferred annuity reserves	4,268,944	4,387,633	3,623,747	3,666,370
Advance premiums	54,775	54,894	57,456	57,631
Settlement options without life contingencies	1,736,825	1,736,825	1,594,287	1,594,287
Separate accounts	884,456	884,456	1,367,039	1,367,039

6.    Life Reserves

A.    Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Policies subject to an extra premium because the insured is placed in a special rating class are valued as follows:

Premium-paying Policies

If the nonforfeiture values provided by such policies are computed on the same basis as for standard risks, or if no nonforfeiture values are provided, reserves are based on a substandard mortality table or are equal to the sum of the mean reserve for a similar standard policy and the unearned extra premium. If the nonforfeiture values provided by such policy are based on a substandard mortality table, reserves are maintained according to the same table.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Paid-up Policies

For whole life policies that are known to have been based on a substandard mortality table, the reserves are those based on the same substandard table. As of December 31, 2008 and 2007, the Company had $69,620,212 and $72,152,918, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Illinois. Deficiency reserves to cover the above insurance totaled the gross amount of $149,935 and $138,098 at December 31, 2008 and 2007, respectively. The insurance amount does not include insurance on policies for which deficiency reserves are either exempted or calculated to be zero on a seriatim basis.

Other Reserve Changes

On January 1, 2007, the Company transferred its Canadian insurance business (including assets, liabilities and insurance policies) to SFILIC, a wholly owned subsidiary of the Company. Under the Business Transfer and Assumption Reinsurance Agreement, the Company transferred C$557,932 of aggregate reserves for life contracts.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

B.    Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31, 2008 and 2007 are as follows:

	2008
	Amount	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$1,245,935	9.5
At book value less surrender charge of 5% or more	153,889	1.2
At fair value	608,705	4.7

Subtotal	2,008,529	15.4

At book value without adjustment (minimal or no charge or adjustment)	9,774,807	74.7
Not subject to discretionary withdrawal	1,299,339	9.9

Total (gross)	$13,082,675	100.0

Reinsurance ceded	—

Total (net)*	$13,082,675

As reported in the Life, and Accident and Health Annual Statement:
Annuities total (net)		$5,302,658
Supplementary contracts with life contingencies total (net)		65,930
Disability-active lives (net)		477
Disability-disabled lives (net)		1,315
Deposit-type contracts		7,103,040

Subtotal		12,473,420

As reported in the Separate Accounts Annual Statement:
Annuities total (net)		609,222
Supplementary contracts, total		—
Policyholder dividend and coupon accumulations		—
Policyholder premiums		—
Guaranteed interest contracts		—
Other contract deposit funds		33

Subtotal		609,255

Total annuity actuarial reserves and deposit-type contract liabilities		$13,082,675

*	Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

	2007
	Amount	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$339,817	2.7
At book value less surrender charge of 5% or more	238,852	1.9
At fair value	958,701	7.7

Subtotal	1,537,370	12.3

At book value without adjustment (minimal or no charge or adjustment)	9,620,176	77.3
Not subject to discretionary withdrawal	1,293,320	10.4

Total (gross)	$12,450,866	100.0

Reinsurance ceded	—

Total (net)*	$12,450,866

As reported in the Life, and Accident and Health Annual Statement:
Annuities total (net)		$4,530,623
Supplementary contracts with life contingencies total (net)		64,982
Disability-active lives (net)		511
Disability-disabled lives (net)		1,444
Deposit-type contracts		6,893,900

Subtotal		11,491,460

As reported in the Separate Accounts Annual Statement:
Annuities total (net)		959,345
Supplementary contracts, total		—
Policyholder dividend and coupon accumulations		—
Policyholder premiums		—
Guaranteed interest contracts		—
Other contract deposit funds		61

Subtotal		959,406

Total annuity actuarial reserves and deposit-type contract liabilities		$12,450,866

*	Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

C.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations are as follows, as of:

	December 31, 2008		December 31, 2007
Type	Gross	Net of Loading	Gross	Net of Loading
Industrial	$—	$—	$—	$—
Ordinary new business	712	318	709	411
Ordinary renewal	68,071	55,268	71,349	57,669
Annuity new business	—	—	—	—
Annuity renewal	2	1	3	2
Credit life	—	—	—	—
Group life	4,859	4,859	4,587	4,587
Group annuity	—	—	—	—

Total	$73,644	$60,446	$76,648	$62,669

7.    Federal Income Taxes

The components of the net deferred tax asset/liability at December 31, 2008 and 2007 were as follows:

	2008	2007
Gross deferred tax assets (admitted and nonadmitted)	$1,213,760	$1,117,214
Gross deferred tax liabilities	(59,086)	(385,314)

Net deferred tax assets	1,154,674	731,900
Total deferred tax assets nonadmitted in accordance with SSAP 10	836,931	423,158

Admitted deferred tax assets	$317,743	$308,742

Increase (decrease) in deferred tax assets nonadmitted	$413,773	$(42,165)

The components of incurred income tax expense are as follows:

	2008	2007	2006
Current income taxes incurred consist of the following major components:
Current income tax expense	$250,781	$268,843	$233,411
Adjustments to prior year taxes	(11,768)	(9,257)	(4,672)

Combined income taxes incurred	239,013	259,586	228,739

Tax (benefit) on capital gains (losses)	(23,432)	24,386	(6,870)

Current income taxes incurred	$215,581	$283,972	$221,869

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and the deferred tax liabilities as of December 31, 2008 and 2007 are as follows:

	2008	2007	Change
DTAs Resulting from Book/Tax Differences in:
Insurance liabilities	$401,463	$386,231	$15,232
Deferred acquisition costs	372,889	353,158	19,731
Apportioned dividends	198,190	192,356	5,834
Invested assets	54,895	24,475	30,420
Agent benefits	66,595	65,287	1,308
Employee benefits	115,243	91,470	23,773
Other	4,485	4,237	248

Gross DTAs	$1,213,760	$1,117,214	$96,546

DTAs nonadmitted	$836,931	$423,158	$413,773
DTLs Resulting from Book/Tax Differences in:
Invested assets	$(34,062)	$(360,844)	$326,782
Deferred premiums	(20,668)	(21,782)	1,114
Other	(4,356)	(2,688)	(1,668)

Gross DTLs	$(59,086)	$(385,314)	$326,228

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the financial statements):

	December 31,
	2008	2007	Change
Total deferred tax assets	$1,213,760	$1,117,214	$96,546
Total deferred tax liabilities	59,086	385,314	326,228

Net deferred tax asset (liability)	$1,154,674	$731,900	422,774

Tax effect of unrealized gains (losses)			328,832

Change in net deferred income tax			$93,942

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The provision for federal and foreign income tax incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2008
	Amount	Tax Effect at 35%	Effective Tax Rate
Net gain from operations after dividends and before federal income taxes	$566,119
Capital gain (loss) before tax	(162,350)

Income before taxes	$403,769	$141,319	35.00%
Dividends received deduction	(2,113)	(739)	-0.18%
Dividends received deduction—Separate Accounts	(5,803)	(2,031)	-0.50%
IMR amortization	(936)	(328)	-0.08%
Foreign taxes	(3,044)	(1,065)	-0.26%
Change in nonadmitted assets	(439)	(153)	-0.04%
Prior year adjustment	(13,066)	(4,573)	-1.13%
Other	(30,830)	(10,791)	-2.68%

Total	$347,538	$121,639	30.13%

Federal income tax incurred		239,013	59.20%
Capital gain (loss) taxes incurred		(23,432)	-5.80%
Change in net deferred income tax		(93,942)	-23.27%

Total statutory income taxes		$121,639	30.13%

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

	2007
	Amount	Tax Effect at 35%	Effective Tax Rate
Net gain from operations after dividends and before federal income taxes	$608,644
Capital gain (loss) before tax	39,315

Income before taxes	$647,959	$226,786	35.00%
Dividends received deduction	(1,962)	(687)	-0.11%
Dividends received deduction—Separate Accounts	(4,868)	(1,704)	-0.26%
IMR amortization	(4,640)	(1,624)	-0.25%
Foreign taxes	(2,450)	87	0.01%
Change in nonadmitted assets	248	(857)	-0.13%
Prior year adjustment	42,927	15,024	2.32%
Other	26,580	9,303	1.44%

Total	$703,794	$246,328	38.02%

Federal income tax incurred		259,586	40.06%
Capital gain (loss) taxes incurred		24,386	3.76%
Change in net deferred income tax		(69,472)	-10.72%
Business Transfer and Assumption Reinsurance		31,828	4.92%

Total statutory income taxes		$246,328	38.02%

	2006
	Amount	Tax Effect at 35%	Effective Tax Rate
Net gain from operations after dividends and before federal income taxes	$587,518
Capital gain (loss) before tax	7,950

Income before taxes	$595,468	$208,414	35.00%
Dividends received deduction	(1,699)	(595)	-0.10%
Dividends received deduction—Separate Accounts	(5,610)	(1,964)	-0.33%
IMR amortization	(11,786)	(4,125)	-0.69%
Foreign taxes	2,528	884	0.15%
Change in nonadmitted assets	(284)	(99)	-0.02%
Prior year adjustment	33,680	11,788	1.98%
Other	2,903	1,016	0.17%

Total	$615,200	$215,319	36.16%

Federal income tax incurred		228,739	38.41%
Capital gain (loss) taxes incurred		(6,870)	-1.15%
Change in net deferred income tax		(6,550)	-1.10%

Total statutory income taxes		$215,319	36.16%

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

As of December 31, 2008, 2007, and 2006, the Company had no operating loss carryforwards.

The following are income taxes incurred in the current and prior years, which will be available for recoupment in the event of future net losses:

2008	$250,100
2007	$264,766
2006	$207,731

Financial Interpretation No. 48 “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (FIN 48) provides guidance on disclosure of uncertain tax positions. The Company has not taken any position that would require disclosure under the new guidance.

SFMAIC and its affiliated companies file a consolidated federal income tax return. A petition has been filed in the U.S. Tax Court relating to the 1996, 1997, 1998 and 1999 returns, and an administrative appeal for tax years 2000 through 2004 is currently pending. Returns for 2005 and 2006 are currently under examination. The eventual resolution of the issues is not expected to have a material adverse effect on surplus of the Company.

The Company and its affiliates file various state income tax returns and those state returns remain subject to examination from 1996 to present in conjunction with the results of federal examinations, litigation, and appeals for those years.

8.    Benefit Plans

A.    Other Postretirement Benefits

The Company and its affiliated insurers currently provide certain health care and life insurance benefits pursuant to plans sponsored by its parent, SFMAIC. Eligible former employees, eligible former agents, and their eligible dependents currently may participate in these plans.

As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to post-career associates to the accrual method and elected to amortize its transition obligation attributable to these potential benefits over twenty years. The Company’s share of the remaining transition obligation for these potential benefits was $10,465 and $13,081 at December 31, 2008 and 2007, respectively.

The effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 on the U.S. Employee and Agent Plans are included in the post-career net periodic benefit cost and unfunded post-career benefit obligation.

The Company’s share of the post-career net periodic benefit cost for the years ended December 31, 2008, 2007, and 2006 was $29,322, $33,584, and $30,126, respectively.

At December 31, 2008 and 2007, the Company’s share of the unfunded post-career benefit obligation attributable to the potential health care and life insurance benefits for post-career associates was $248,898 and $225,337, respectively.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

B.    Agent Termination Benefits

The Company provides termination benefits for certain independent contractor agents subject to service and age eligibility requirements as defined in the agents’ contracts. The Company accrues agent termination benefit liabilities and costs in accordance with SAP 89. During 2008, the Company refined the actuarial calculations by including a long-term premium growth assumption in the expense and liability valuation. Long-term premium growth rates were based on historical trends in the agents’ compensation levels. Benefits are paid from the Company’s general assets.

A summary of obligations and assumptions related to agent termination benefits are as follows at December 31, 2008 and December 31, 2007, respectively:

	Agent Termination Benefits Plan
	2008	2007
Change in benefit obligation:
Benefit obligation at beginning of year	$150,410	$147,655
Current year expense	22,812	8,938
Unrecognized actuarial losses	44,008	—
Benefits paid	(7,273)	(6,183)

Benefit obligation at end of year	$209,957	$150,410

Change in plan assets:
Fair value of plan assets at beginning of year	$—	$—
Company contributions	7,273	6,183
Benefits paid	(7,273)	(6,183)

Fair value of plan assets at end of year	$—	$—

Funded status	$(209,957)	$(150,410)
Unrecognized net loss	44,008	—

Accrued liability	$(165,949)	$(150,410)
Accumulated benefit obligations for vested agents	$163,474	$150,410
Benefit obligation for nonvested agents
Projected Benefit Obligation	$102,885	$40,513
Accumulated Benefit Obligation	$28,857	$40,513
Weighted-average assumptions used to determine net periodic cost as of January 1:
Discount rate	6.27%	6.27%
Expected long-term rate of return on plan assets	N/A	N/A
Rate of compensation increase	2% - 21%*	0.00%
Weighted-average assumptions used to determine projected benefit obligation as of December 31:
Discount rate	6.18%	6.27%
Rate of compensation increase	2% - 21%*	0.00%

*	Compensation is based on a service-based scale using ten years of historical renewal commissions data.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

Years	Amount
2009	$7,556
2010	$8,435
2011	$9,388
2012	$10,429
2013	$11,252
2014-2018	$72,354

9.    Other Related Party Transactions

SFMAIC and some of its affiliates (“companies”) purchased annuities from the Company to settle claims of which the claimant is the payee. The reserve value of annuities purchased from the Company is $582,628 and $585,643 at December 31, 2008 and 2007, respectively. Should the Company fail to perform under these contracts, the companies would remain contingently liable.

In 2008 and 2007, the Company reported dividends to stockholders of $480. Cash dividends of $120 were declared in each of the quarters ending March 31, June 30, September 30 and December 31, 2008 and 2007. In 2006 the Company reported dividends to stockholders of $9,347. Cash dividends of $120 were declared in each of the quarters ending March 31, June 30, and December 31, 2006. Cash dividends of $8,987 were declared for the quarter ending September 30, 2006. The incremental increase in cash dividends declared and paid during the quarter ending September 30, 2006 was related to the suspension of the Phase III tax under Internal Revenue Code Section 815. The American Jobs Creation Act of 2004 suspended the Phase III tax for 2006.

The Company has no direct employees. The Company is a party to various servicing and cost allocation agreements with its affiliates, which involve the sharing of certain services, facilities, personnel and marketing costs, among others. As a result of these agreements, the Company reported $0 and $16 as a receivable due from affiliates, and $53,658 and $58,465 as a payable due to affiliates at December 31, 2008 and December 31, 2007, respectively. The terms of settlement require that these amounts be settled within sixty (60) days. Shared expenses are allocated among State Farm affiliates based on surveys and usage studies. Total expenses allocated to the Company from the affiliates were $645,574 and $618,864 during 2008 and 2007, respectively.

As of December 31, 2008 and 2007, the Company’s federal income tax payable to affiliates was $115,961 and $46,570, respectively. The nature of the consolidated tax return, the method of allocation, and the settlement terms are highlighted in Note 2.

The State Farm Liquidity Pool, LLC was created in 2001 as a means to more effectively manage cash equivalents. At December 31, 2008 and 2007, the Company was an active participant in the pool.

The Company incurs lease costs for real estate, computer equipment, and other equipment primarily through the allocation of expenses from the parent, SFMAIC, in accordance with company cost sharing agreements. SFMAIC is the lessee on almost all lease agreements.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Rental expense for real estate for 2008, 2007, and 2006 was $26,718, $25,804, and $25,452, respectively. Rental expense for leased computer and other equipment for 2008, 2007, and 2006, was $4,813, $5,380, and $7,761, respectively.

Effective January 1, 2007, the Company and SFILIC entered into a yearly renewable term reinsurance agreement. The Company provides coverage, on a per life basis, for policy amounts in excess of C$1,000,000. This reinsurance agreement applies to all life insurance policies and waiver benefits, and riders which are issued on or after the effective date. Premiums assumed under the agreement with SFILIC were not material in 2008 and 2007.

10.    Contingent Liabilities

The Company is subject to liabilities of a contingent nature which may arise from time to time. Such liabilities could result from sales practices, income tax matters, guaranty fund assessments or other occurrences that take place in the normal course of doing business. In addition, the life insurance industry has not been exempt from the impact of an increasingly litigious environment, which is being experienced in the United States. Liabilities arising as a result of these factors, or other such contingencies, that are not provided for elsewhere in these financial statements are not reasonably estimable and are not considered by management to be material in relation to the financial position of the Company.

SUPPLEMENTAL FINANCIAL INFORMATION

Report of Independent Auditors on Supplemental Financial Information

To the Board of Directors of

State Farm Life Insurance Company:

The report on our audit of the basic statutory basis financial statements (the “financial statements”) of State Farm Life Insurance Company (the “Company”) as of December 31, 2008 and for the year then ended is presented on page one of this document. That audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities, Supplemental Summary Investment Schedule and Supplemental Investment Risk Interrogatories of the Company as of December 31, 2008 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The effects on the Supplemental Schedule of Assets and Liabilities, Supplemental Summary Investment Schedule and Supplemental Investment Risk Interrogatories of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedule of Assets and Liabilities, Supplemental Summary Investment Schedule and Supplemental Investment Risk Interrogatories do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2008 and for the year then ended. The Supplemental Schedule of Assets and Liabilities, Supplemental Summary Investment Schedule and Supplemental Investment Risk Interrogatories have been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, are fairly stated in all material respects in relation to the financial statements taken as a whole.

February 18, 2009

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities (amounts in thousands)

December 31, 2008

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment income earned:
U.S. government bonds	$193,471
Other bonds (unaffiliated)	1,483,121
Preferred stock (unaffiliated)	57
Common stocks (unaffiliated)	59,956
Mortgage loans	366,825
Premiums notes, policy loans and liens	217,075
Cash, cash equivalents, and short-term investments	13,922
Other invested assets	17,736

Gross investment income	$2,352,163

Mortgage loans—book value
Residential mortgages	$26
Commercial mortgages	5,660,158

Total mortgage loans	$5,660,184

Mortgage loans by standing—book value:
Good standing	$5,643,349

Good standing with restructured terms	$16,835

Overdue more than three months, not in foreclosure	$—

Foreclosure in process	$—

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities, Continued (amounts in thousands)

December 31, 2008

Other long-term assets—statement value	$349,598

Bonds and stocks of parents, subsidiaries and affiliates—book value:
Affiliated common stocks	$8,308

Bonds and short-term investments by class and maturity:
Bonds by maturity—statement value
Due within one year or less	$1,906,939
Over 1 year through 5 years	10,162,928
Over 5 years through 10 years	15,822,305
Over 10 years through 20 years	2,824,210
Over 20 years	280,110

Total by maturity	$30,996,492

Bond by class—statement value
Class 1	$25,160,793
Class 2	5,462,037
Class 3	276,682
Class 4	33,203
Class 5	59,839
Class 6	3,938

Total by class	$30,996,492

Total bonds and short-term investments publicly traded	$26,680,406

Total bonds and short-term investments privately placed	$4,316,086

Preferred stocks—statement value	$400

Unaffiliated common stocks—market value	$1,822,297

Short term investments—book value	$298,317

Cash on deposit	$(13,740)

Cash equivalents	$443,901

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities, Continued (amounts in thousands)

December 31, 2008

Life insurance in force (000):
Ordinary	$641,555

Credit life	$142

Group life	$13,116

Amount of accidental death insurance in force under ordinary policies	$5,769

Amount of life insurance with disability provisions in force:
Ordinary	$361,258

Group life	$13,360

Supplementary contracts in force:
Ordinary—not involving life contingencies:
Amount on deposit	$1,156,768

Income payable	$3,433

Ordinary—involving life contingencies:
Income payable	$7,657

Annuities:
Ordinary:
Immediate—amount of income payable	$207,200

Deferred—fully paid account balance	$4,984,905

Deferred—not fully paid—account balance	$405

Deposit funds and dividend accumulations:
Deposit funds—account balance	$66,893

Dividend accumulations—account balance	$4,820,136

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Summary Investment Schedule

December 31, 2008

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
1. Bonds:
1.1 U.S. treasury securities	$1,545,697,709	3.619	$1,545,697,709	3.619
1.2 U.S. government agency obligations (excluding mortgage-backed securities):
1.21 Issued by U.S. government agencies	1,019,445,603	2.387	1,019,445,603	2.387
1.22 Issued by U.S. government sponsored agencies	1,002,807,524	2.348	1,002,807,524	2.348
1.3 Foreign government (including Canada, excluding mortgage-backed securities)	77,214,388.181		77,214,388.181
1.4 Securities issued by states, territories, and possessions and political subdivisions in the U.S.:
1.41 States, territories, and possessions and general obligations	403,550,411.945		403,550,411.945
1.42 Political subdivisions of states, territories and possessions and political subdivision general obligations	196,186,833.459		196,186,833.459
1.43 Revenue and assessment obligations	267,012,463.625		267,012,463.625
1.44 Industrial development and similar obligations	—	—	—	—
1.5 Mortgage-backed securities (includes residential and commercial MBS):
1.51 Pass-through securities:
1.511 Issued or guaranteed by GNMA	1,419,035.003		1,419,035.003
1.512 Issued or guaranteed by FNMA and FHLMC	74,484,722.174		74,484,722.174
1.513 All Other	—	—	—	—
1.52 CMOs and REMICs:
1.521 Issued or guaranteed by GNMA, FNMA, FHLMC or VA	6,450,619,022	15.103	6,450,619,022	15.103
1.522 Issued by non-U.S. Government issuers and collateralized by mortgage-backed securities issued or guaranteed by agencies shown in Line 1.521	—	—	—	—
1.523 All Other	956,823,701	2.240	956,823,701	2.240
2. Other debt and other fixed income securities (excluding short-term):
2.1 Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	15,677,541,113	36.706	15,677,541,113	36.706
2.2 Unaffiliated foreign securities	3,025,372,677	7.083	3,025,372,677	7.083
2.3 Affiliated securities	—	—	—	—

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Summary Investment Schedule, Continued

December 31, 2008

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
3. Equity interests:
3.1 Investments in mutual funds	—	—	—	—
3.2 Preferred stocks:
3.21 Affiliated	—	—	—	—
3.22 Unaffiliated	400,000.001		400,000.001
3.3 Publicly traded equity securities (excluding preferred stocks):
3.31 Affiliated	—	—	—	—
3.32 Unaffiliated	1,822,296,870	4.267	1,822,296,870	4.267
3.4 Other equity securities:
3.41 Affiliated	8,308,050.019		8,308,050.019
3.42 Unaffiliated	—	—	—	—
3.5 Other equity interests including tangible personal property under leases:
3.51 Affiliated	—	—	—	—
3.52 Unaffiliated	—	—	—	—
4. Mortgage loans:
4.1 Construction and land development	—	—	—	—
4.2 Agricultural	—	—	—	—
4.3 Single family residential properties	25,615	—	25,615	—
4.4 Multifamily residential properties	—	—	—	—
4.5 Commercial loans	5,660,157,947	13.252	5,660,157,947	13.252
4.6 Mezzanine real estate loans
5. Real estate investments:
5.1 Property occupied by company	—	—	—	—
5.2 Property held for production of income (including $ of property acquired in satisfaction of debt)	—	—	—	—
5.3 Property held for sale (including $ property acquired in satisfaction of debt)	—	—	—	—
6. Contract loans	3,443,423,065	8.062	3,443,423,065	8.062
7. Receivables for securities	507,623.001		507,623.001
8. Cash, cash equivalents and short-term investments	728,478,354	1.706	728,478,354	1.706
9. Other invested assets	349,598,428.819		349,598,428.819

10. Total invested assets	$42,711,371,151	100.000	$42,711,371,151	100.000

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories

December 31, 2008

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer interrogatories 1 through 4, 11, 13 through 17, 19 and if applicable, 20 through 24. Answer each of interrogatories 5 through 10 only if the reporting entity’s aggregate holding in the gross investment category addressed in interrogatory 4 equals or exceeds 2.5% of the reporting entity’s total admitted assets. Answer interrogatory 12 only if the reporting entity’s aggregate holding in the gross investment category addressed in interrogatory 11 equals or exceeds 2.5% of the reporting entity’s total admitted assets. Answer interrogatory 18 only if the reporting entity’s aggregate holding in the gross investment category addressed in interrogatory 17 equals or exceeds 2.5% of the reporting entity’s total admitted assets. For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.	$43,612,982,935
2.	Ten largest exposures to a single issuer/borrower/investment.

	1 Issuer	2 Description of Exposure	3 Amount	4 Percentage of Total Admitted Assets

2.01	STATE FARM LIQUIDITY POOL LLC	Cash Equivalents	$443,900,695	1.0%
2.02	STATE FARM REALTY MORTGAGE LLC	LLC	$349,598,428	0.8%
2.03	IL ST OF	Bonds	$232,715,388	0.5%
2.04	PROCTER & GAMBLE CO	Bonds, Common Stock	$214,879,828	0.5%
2.05	JOHNSON & JOHNSON	Bonds, Common Stock	$201,294,831	0.5%
2.06	WAL-MART STORES	Bonds, Common Stock	$199,962,165	0.5%
2.07	DUPONT EI DE NEMOURS	Bonds, Common Stock	$185,959,239	0.4%
2.08	EMERSON ELECTRIC CO	Bonds, Common Stock	$184,895,194	0.4%
2.09	DREYFUS	Money Market Mutual Fun	$180,682,088	0.4%
2.10	MORGAN STANLEY CAPITAL 1	Bonds	$175,212,020	0.4%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC-1	$25,160,792,850	57.7%	3.07	P/RP-1	$—	0.0%
3.02	NAIC-2	$5,462,037,142	12.5%	3.08	P/RP-2	$400,000	0.0%
3.03	NAIC-3	$276,682,203	0.6%	3.09	P/RP-3	$—	0.0%
3.04	NAIC-4	$33,202,930	0.1%	3.10	P/RP-4	$—	0.0%
3.05	NAIC-5	$59,838,921	0.1%	3.11	P/RP-5	$—	0.0%
3.06	NAIC-6	$3,938,439	0.0%	3.12	P/RP-6	$—	0.0%

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2008

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ]	No [X]
4.02	Total admitted assets held in foreign investments	$2,671,288,214	6.1%
4.03	Foreign-currency-denominated investments	$0	0.0%
4.04	Insurance liabilities denominated in that same foreign currency If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10	$0	0.0%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		1	2
5.01	Countries rated NAIC-1	$2,670,101,325	6.1%
5.02	Countries rated NAIC-2	$0	0.0%
5.03	Countries rated NAIC-3 or below	$1,186,889	0.0%

6.	Two largest foreign investment exposures in a single country, categorized by NAIC sovereign rating:

	Countries rated NAIC-1:	1	2
6.01	Country: Great Britain	$687,390,803	1.6%
6.02	Country: Germany	$460,967,159	1.1%

	Countries rated NAIC-2:
6.03	Country:	$0	0.0%
6.04	Country:	$0	0.0%

	Countries rated NAIC-3 or below:
6.05	Country: Panama	$1,186,889	0.0%
6.06	Country:	$0	0.0%

	1	2
7. Aggregate unhedged foreign currency exposure	$ 0	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by the country’s NAIC sovereign rating:

		1	2
8.01	Countries rated NAIC-1	$0	0.0%
8.02	Countries rated NAIC-2	$0	0.0%
8.03	Countries rated NAIC-3 or below	$0	0.0%

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2008

9.	Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Countries rated NAIC-1:	1	2
9.01	Country:	$0	0.0%
9.02	Country:	$0	0.0%

	Countries rated NAIC-2:
9.03	Country:	$0	0.0%
9.04	Country:	$0	0.0%

	Countries rate NAIC-3 or below:
9.05	Country:	$0	0.0%
9.06	Country:	$0	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1 Issuer	2 NAIC Rating	3	4
10.01	GLAXOSMITHKLINE	Bond 1	$103,273,315	0.2%
10.02	AMERICAN HONDA FINANCE	Bond 1	$101,941,472	0.2%
10.03	DAIMLERCHRYSLER NA	Bond 1	$89,923,542	0.2%
10.04	CRH AMERICA INC	Bond 2	$89,307,399	0.2%
10.05	SHELL INTL FIN BV	Bond 1	$74,841,631	0.2%
10.06	ASTRAZENECA PLC	Bond 1, Common Stock	$74,119,860	0.2%
10.07	SANDVIK TREASURY AB	Bond 1	$64,139,643	0.1%
10.08	BP CAPITAL MARKETS PLC	Bond 1	$58,956,491	0.1%
10.09	VODAFONE GROUP PLC	Bond 1	$54,774,166	0.1%
10.10	DEUTSCHE TELEKOM INTERNATIONAL	Bond 2	$48,630,081	0.1%

11. Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 11.01 is yes, detail is not required for the remainder of Interrogatory 11.

12. Report aggregate amounts and percentages of reporting entity’s total admitted assets held in investments with contractual sales restrictions.

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2008

13. Amounts and percentages of admitted assets held in the largest 10 equity interests:

13.01 Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [X]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13

	1 Name of Issuer	2	3
13.02	STATE FARM REALTY MORTGAGE LLC	$349,598,428	0.8%
13.03	EXXON MOBIL CORP	$142,302,244	0.3%
13.04	PROCTER & GAMBLE CO	$80,095,785	0.2%
13.05	JOHNSON & JOHNSON	$70,491,108	0.2%
13.06	WAL-MART STORES	$63,770,492	0.1%
13.07	IBM CORP	$44,172,638	0.1%
13.08	MICROSOFT CORP	$43,443,054	0.1%
13.09	GEN ELEC CO	$43,097,832	0.1%
13.10	HEWLETT-PACKARD CO	$42,899,752	0.1%
13.11	NESTLE SA RGSTR ADR	$42,126,940	0.1%

14. Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes [X] No [ ]

If response to 14.01 above is yes, responses are not required for the remainder of Interrogatory 14.

15. Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [X] No [ ]

If response to 15.01 is yes, responses are not required for the remainder of Interrogatory 15.

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2008

16. Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [X ]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	Commercial	$65,000,000	0.1%
16.03	Commercial	$51,807,493	0.1%
16.04	Commercial	$47,500,000	0.1%
16.05	Commercial	$42,000,000	0.1%
16.06	Commercial	$40,000,000	0.1%
16.07	Commercial	$37,800,000	0.1%
16.08	Commercial	$37,500,000	0.1%
16.09	Commercial	$36,790,000	0.1%
16.10	Commercial	$36,677,196	0.1%
16.11	Commercial	$35,153,396	0.1%
Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:		Loans

16.12	Construction Loans	$4,011,231	0.0%
16.13	Mortgage loans over 90 days past due	$—	0.0%
16.14	Mortgage loans in the process of foreclosure	$—	0.0%
16.15	Mortgage loans foreclosed	$6,826,235	0.0%
16.16	Restructured mortgage loans	$16,835,000	0.0%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
	Loan-to-Value	1	2	3	4	5	6
17.02	Above 95%	$—	0.0%	$20,177,640	0.0%	$—	0.0%
17.03	91% to 95%	$—	0.0%	$—	0.0%	$—	0.0%
17.04	81% to 90%	$—	0.0%	$45,242,372	0.1%	$—	0.0%
17.05	71% to 80%	$—	0.0%	$831,418,298	1.9%	$—	0.0%
17.06	Below 70%	$25,615	0.0%	$4,763,319,637	10.9%	$—	0.0%

18. Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported in Schedule A, excluding property occupied by the company, less than 2.5% of the reporting entity’s total admitted assets?	Yes [X] No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2008

19. Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01 Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?	Yes [X] No [ ]

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

				At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
20.01	Securities lending	$0	0.0%	$0	$0	$0
20.02	Repurchase agreements	$0	0.0%	$0	$0	$0
20.03	Reverse repurchase agreements	$0	0.0%	$0	$0	$0
20.04	Dollar repurchase agreements	$0	0.0%	$0	$0	$0
20.05	Dollar reverse repurchase agreements	$0	0.0%	$0	$0	$0

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$0	0.0%	$0	0.0%
21.02	Income generation	$0	0.0%	$0	0.0%
21.03	Other	$0	0.0%	$0	0.0%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

				At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
22.01	Hedging	$0	0.0%	$0	$0	$0
22.02	Income generation	$0	0.0%	$0	$0	$0
22.03	Replications	$0	0.0%	$0	$0	$0
22.04	Other	$0	0.0%	$0	$0	$0

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

				At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
23.01	Hedging	$0	0.0%	$0	$0	$0
23.02	Income generation	$0	0.0%	$0	$0	$0
23.03	Replications	$0	0.0%	$0	$0	$0
23.04	Other	$0	0.0%	$0	$0	$0

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company Variable Life Separate Account

Report on Audits of Financial Statements

As of December 31, 2008 and for the

two years ended December 31, 2008

State Farm Life Insurance Company

Variable Life Separate Account

Report of Independent Registered Public Accounting Firm

To the Board of Directors of State Farm Life Insurance

Company and Policy Owners of the State Farm Life

Insurance Company Variable Life Separate Account:

In our opinion, the accompanying statements of assets and policy owners’ equity and surplus and the related statements of operations and changes in policy owners’ equity and surplus and the financial highlights present fairly, in all material respects, the financial position of the subaccounts of the State Farm Life Insurance Company Variable Life Separate Account (which includes the Large Cap Equity Index Subaccount, Small Cap Equity Index Subaccount, Bond Subaccount, Money Market Subaccount, International Equity Index Subaccount, Stock and Bond Balanced Subaccount, Large Cap Equity Subaccount, Small/Mid Cap Equity Subaccount, and the International Equity Subaccount thereof) at December 31, 2008, and the results of each of their operations for the year then ended, and the changes in each of their policy owners’ equity and surplus for each of the two years in the period ended December 31, 2008, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of State Farm Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned as of December 31, 2008 with the State Farm Variable Product Trust, provide a reasonable basis for our opinion.

February 18, 2009

F-1

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Assets and Policy Owners’ Equity and Surplus

December 31, 2008

ASSETS

Investments at market value:
State Farm Variable Product Trust Funds:
Large Cap Equity Index Fund, 11,866,013 shares (cost $143,993,148)	$107,215,580
Small Cap Equity Index Fund, 8,424,076 shares (cost $83,496,016)	58,045,653
Bond Fund, 3,094,549 shares (cost $30,709,788)	30,033,674
Money Market Fund, 8,213,890 shares (cost $8,213,890)	8,213,712
International Equity Index Fund, 8,778,867 shares (cost $97,105,156)	82,060,243
Stock and Bond Balanced Fund, 1,730,094 shares (cost $19,601,955)	16,892,907
Large Cap Equity Fund, 1,956,005 shares (cost $19,264,681)	10,937,168
Small/Mid Cap Equity Fund, 1,843,090 shares (cost $18,502,713)	11,055,624
International Equity Fund, 1,827,427 shares (cost $19,166,083)	11,964,416

Total assets	$336,418,977

POLICY OWNERS’ EQUITY AND SURPLUS

Policy owners’ equity and surplus:
Policy owners’ equity	$269,707,470
Surplus contributed	66,711,507

Total policy owners’ equity and surplus	$336,418,977

The accompanying notes are an integral part of the financial statements.

F-2

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Operations

For the Year Ended December 31, 2008

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Investment income:
Dividend income	$3,227,104	$5,288,874	$1,438,349	$171,212	$4,433,452	$785,976	$355,193	$274,572	$430,462
Expenses:
Mortality and expense risk charges	1,126,294	520,972	246,357	66,569	554,347	159,158	23,055	21,999	16,136

Net investment income (loss)	2,100,810	4,767,902	1,191,992	104,643	3,879,105	626,818	332,138	252,573	414,326

Realized gain (loss) on investments	(1,112,146)	(970,987)	(130,986)	—	(718,142)	(165,567)	(65,651)	(112,309)	(100,224)
Change in unrealized appreciation (depreciation), net	(64,510,437)	(33,872,785)	(1,058,054)	—	(62,791,317)	(5,732,755)	(7,585,316)	(9,021,619)	(10,698,792)

Net realized and unrealized gain (loss) on investments	(65,622,583)	(34,843,772)	(1,189,040)	—	(63,509,459)	(5,898,322)	(7,650,967)	(9,133,928)	(10,799,016)

Net increase (decrease) in policy owners’ equity and surplus from operations	$(63,521,773)	$(30,075,870)	$2,952	$104,643	$(59,630,354)	$(5,271,504)	$(7,318,829)	$(8,881,355)	$(10,384,690)

The accompanying notes are an integral part of the financial statements.

F-3

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Changes in Policy Owners’ Equity and Surplus

For the Year Ended December 31, 2008

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Operations:
Net investment income (loss)	$2,100,810	$4,767,902	$1,191,992	$104,643	$3,879,105	$626,818	$332,138	$252,573	$414,326

Realized gain (loss) on investments	(1,112,146)	(970,987)	(130,986)	—	(718,142)	(165,567)	(65,651)	(112,309)	(100,224)
Change in unrealized appreciation (depreciation), net	(64,510,437)	(33,872,785)	(1,058,054)	—	(62,791,317)	(5,732,755)	(7,585,316)	(9,021,619)	(10,698,792)

Net realized and unrealized gain (loss) on investments	(65,622,583)	(34,843,772)	(1,189,040)	—	(63,509,459)	(5,898,322)	(7,650,967)	(9,133,928)	(10,799,016)

Net increase (decrease) in policy owners’ equity from operations	(63,521,773)	(30,075,870)	2,952	104,643	(59,630,354)	(5,271,504)	(7,318,829)	(8,881,355)	(10,384,690)

Policy owners’ equity transactions:
Proceeds from units purchased	27,816,127	12,364,117	5,261,518	1,729,293	12,435,047	3,504,178	1,929,156	1,480,310	1,087,364
Transfers (net) including transfers (to) or from fixed account	(3,939,793)	(2,345,710)	(1,685,004)	(473,489)	(1,650,335)	(658,092)	121,880	250,004	98,099
Payments for surrenders and other redemptions	(19,814,795)	(8,949,692)	(4,123,914)	(1,209,586)	(9,253,198)	(2,762,458)	(636,950)	(521,380)	(366,926)

Net increase in policy owners’ equity derived from policy owners’ equity transactions	4,061,539	1,068,715	(547,400)	46,218	1,531,514	83,628	1,414,086	1,208,934	818,537

Total increase (decrease) in policy owners’ equity and surplus	(59,460,234)	(29,007,155)	(544,448)	150,861	(58,098,840)	(5,187,876)	(5,904,743)	(7,672,421)	(9,566,153)
Policy owners’ equity and surplus:
Beginning of year	166,675,814	87,052,808	30,578,122	8,062,851	140,159,083	22,080,783	16,841,911	18,728,045	21,530,569

End of year	$107,215,580	$58,045,653	$30,033,674	$8,213,712	$82,060,243	$16,892,907	$10,937,168	$11,055,624	$11,964,416

The accompanying notes are an integral part of the financial statements.

F-4

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Changes in Policy Owners’ Equity and Surplus, Continued

For the Year Ended December 31, 2007

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Operations:
Net investment income (loss)	$1,848,615	$6,880,436	$1,086,919	$306,103	$6,233,781	$433,305	$1,348,962	$1,818,081	$2,316,651

Realized gain (loss) on investments	(69,542)	(48,709)	(39,179)	—	15,843	2,695	(12,542)	(15,568)	(5,618)
Change in unrealized appreciation (depreciation), net	5,011,992	(9,407,495)	523,953	(178)	5,821,167	580,512	(2,586,681)	538,159	(245,269)

Net realized and unrealized gain (loss) on investments	4,942,450	(9,456,204)	484,774	(178)	5,837,010	583,207	(2,599,223)	522,591	(250,887)

Net increase (decrease) in policy owners’ equity from operations	6,791,064	(2,575,768)	1,571,692	305,925	12,070,791	1,016,512	(1,250,261)	2,340,672	2,065,764

Policy owners’ equity transactions:
Proceeds from units purchased	29,896,994	13,499,457	5,760,115	1,640,812	13,493,438	3,829,825	1,871,814	1,212,369	921,028
Transfers (net) including transfers (to) or from fixed account	(4,907,819)	(3,162,726)	(284,174)	(156,280)	(2,860,617)	(717,980)	354,388	904,845	462,849
Payments for surrenders and other redemptions	(19,306,123)	(8,796,588)	(3,425,247)	(1,341,133)	(9,265,222)	(2,848,854)	(436,401)	(275,368)	(265,248)

Net increase in policy owners’ equity derived from policy owners’ equity transactions	5,683,053	1,540,143	2,050,694	143,399	1,367,599	262,991	1,789,801	1,841,846	1,118,629

Total increase (decrease) in policy owners’ equity and surplus	12,474,117	(1,035,625)	3,622,386	449,323	13,438,390	1,279,503	539,540	4,182,518	3,184,393
Policy owners’ equity and surplus:
Beginning of year	154,201,697	88,088,433	26,955,736	7,613,528	126,720,693	20,801,280	16,302,371	14,545,527	18,346,176

End of year	$166,675,814	$87,052,808	$30,578,122	$8,062,851	$140,159,083	$22,080,783	$16,841,911	$18,728,045	$21,530,569

The accompanying notes are an integral part of the financial statements.

F-5

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements

1.    General Information

Organization

The State Farm Life Insurance Company Variable Life Separate Account (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 as amended, established by State Farm Life Insurance Company (the “Company”). The Separate Account was established by the Company on December 9, 1996. The Company sells a variable life insurance product, which has unique combinations of features and fees that are charged against the policy owners’ account balances. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life policies is not chargeable with liabilities arising out of any other business the Company may conduct.

The Company discontinued new sales of the variable life product during September, 2008; however, the Company will continue to administer the existing book of variable life policies.

Sponsor Transactions

As an investor in the Separate Account, the Company shares in the investment performance of the funds held by the Separate Account in relation to the portion of its ownership of fund shares, which are subject to the same valuation procedures as the policy owners’ units. The market value of the Company’s investment in the Separate Account as surplus contributed was $66,711,507 and $115,977,584 at December 31, 2008 and 2007, respectively.

2.    Significant Accounting Policies

Valuation of Investments

The assets of the Separate Account are invested in one or more of the funds of the State Farm Variable Product Trust (the “Trust”) at the fund’s net asset value, which are based on the daily closing market value prices of the underlying securities, in accordance with the selection made by the policy owners.

Fair Value

The Separate Account implemented Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective January 1, 2008. FAS 157 defines fair value as the price that would be received upon selling an investment in a timely transaction to an independent buyer in the principle or most advantageous market of the investment. The effect of adopting FAS 157 was not material to the Separate Account’s financial position or results of operations. The Separate Account’s financial assets carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by FAS 157 which prioritizes the inputs to valuation techniques used to measure fair value. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The three levels of the fair value hierarchy are summarized below:

Level 1 —	Observable inputs that reflect unadjusted quoted prices for identical securities in active markets.

Level 2 —	Observable inputs other than quoted prices included in level 1 such as quoted prices for similar securities; interest rates, prepayment schedules, and credit risk for fixed income securities; or other inputs that are observable or can be corroborated by observable market data.

Level 3 —	Unobservable inputs including the Separate Account’s own assumptions in determining the fair value of investments.

F-6

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

Assets measured at fair value on a recurring basis are summarized below:

	Fair Value Measurements at December 31, 2008
Description	Total	Level 1	Level 2	Level 3
Funds of the trust	$336,418,977	$—	$336,418,977	$—

Total	$336,418,977	$—	$336,418,977	$—

Level 2 Measurements

Separate Account assets include private, affiliated mutual funds valued at net asset value daily using observable inputs. Valuation inputs of underlying assets include, but are not limited to, quoted exchange prices, quotations by independent pricing services, bid price quotations from brokers, multiple of earnings, multiple of book values, similar freely traded securities, and yield to maturity.

Security Transactions and Investment Income

Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income (loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the policies on each valuation date based on each policy’s pro rata share of the assets of the fund as of the beginning of the valuation date.

Accumulation Unit Valuation

On each day the New York Stock Exchange (NYSE) is open for trading, the accumulation unit value is determined as of the earlier of 3:00 PM Central time or the close of the Exchange by dividing the policy owners’ share of the value of each fund’s investments and other assets, less liabilities, by the number of policy owner accumulation units outstanding in the respective fund.

The Net Asset Value (NAV) for each Fund is determined as of the time of the close of regular session trading on the NYSE, on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

Each Fund values its assets at their current market value when market quotations are readily available. Securities for which readily available market quotations are not available, or for those quotations deemed not to be representative of market values, are valued by a method that the Board of Trustees believes will reflect a fair value. Fair value pricing typically is used when trading for a portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation or when a portfolio security has limited liquidity resulting in no market derived price. Securities also may be fair valued as a result of significant events that occur after the close of trading in markets within which the securities trade, but before the time at which the securities are valued for NAV calculation.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of the Company. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account affect liabilities under the policies and are, therefore, not taxed. Thus, the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

F-7

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

Net transfers (to) from fixed account

Net transfers (to) from fixed account include transfers of all or part of the policy owners’ interest to or from another eligible subaccount from or to the general account of the Company.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the amounts reported therein, as well as the disclosure of any contingent assets and liabilities. Actual results reported could differ from the estimates reported in the accompanying financial statements.

3.    Expenses and Related Party Transactions

A mortality and expense risk charge, which includes a death benefit guarantee risk charge, is deducted by the Company from the Separate Account on a daily basis, which is equal, on an annual basis, to 0.8% of the daily net asset value of the policy owners’ portion of assets in the Separate Account. The charge may be adjusted after policy issue, but is guaranteed not to exceed 0.9% of net assets. The death benefit guarantee covers the risk that the policy would remain in force if the required minimum premiums were satisfied, even if the policy cash surrender value were to drop below zero. This could result from a decline in the value of the subaccounts due to market performance. These charges compensate the Company for assuming these risks under the variable life policy. The disbursements for mortality and expense risk charges amounted to $2,734,887 and $3,133,507 during 2008 and 2007, respectively.

At the beginning of each policy month, the Company makes a deduction from the cash value of the policy, which consists of the cost of insurance for the policy and any additional benefits provided by the rider, if any, for the policy month. In addition, the cost of insurance and monthly expense charge of $6 is deducted from policies issued prior to July 1, 2004 and an $8 cost of insurance and monthly expense charge is deducted from policies issued from July 1, 2004. This expense charge is subject to a maximum of $8. These deductions reimburse the Company for administrative expenses relating to the issuance and maintenance of the policy. The total amount of monthly deductions was $28,154,533 and $26,839,458 during 2008 and 2007, respectively. These deductions are included in the line item labeled “Payments for surrenders and other redemptions” in the Statements of Changes in Policy Owners’ Equity and Surplus.

A surrender charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred in connection with issuing the policy. The full surrender charge will be increased monthly during the first two policy years, stay constant during the third through sixth year and is reduced each year after the sixth year until it reaches zero in the tenth policy year. The surrender charges were $1,454,342 and $1,229,876 during 2008 and 2007, respectively. These charges are included in the line item labeled “Payments for surrenders and other redemptions” in the Statements of Changes in Policy Owners’ Equity and Surplus.

A withdrawal fee is assessed upon the partial withdrawal of funds which is equal to the lesser of $25 or 2% of the amount withdrawn. Withdrawal fees amounted to $24,174 and $28,440 during 2008 and 2007, respectively. These fees are included in the line item labeled “Payments for surrenders and other redemptions” in the Statements of Changes in Policy Owners’ Equity and Surplus.

The Company reserves the right to deduct a $25 transfer processing fee for each subaccount transfer in excess of 12 during a policy year. In addition, the Company deducts a 5% charge from each premium before allocating the resulting premium to the unit value.

F-8

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

4.    Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2008 and 2007 are as follows:

	December 31, 2008			December 31, 2007
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Large Cap Equity Index	2,520,649	2,175,140	345,509	2,316,774	1,944,326	372,448
Small Cap Equity Index	1,013,190	922,547	90,643	909,162	824,174	84,988
Bond	439,620	476,893	(37,273)	513,976	374,784	139,192
Money Market	241,724	238,046	3,678	266,869	255,464	11,405
International Equity Index	1,038,925	914,383	124,542	906,324	832,331	73,993
Stock and Bond Balanced	296,398	292,110	4,288	301,484	284,506	16,978
Large Cap Equity	267,716	107,397	160,319	217,373	69,404	147,969
Small/Mid Cap Equity	225,903	102,663	123,240	214,619	64,697	149,922
International Equity	135,418	62,154	73,264	111,445	34,190	77,255

5.    Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 by each subaccount are shown below:

	December 31, 2008
	Purchases	Sales
Large Cap Equity Index	$11,453,517	$5,291,167
Small Cap Equity Index	9,163,229	3,326,613
Bond	2,825,411	2,180,820
Money Market	1,675,629	1,524,768
International Equity Index	8,278,064	2,867,444
Stock and Bond Balanced	1,958,431	1,247,985
Large Cap Equity	1,866,048	119,824
Small/Mid Cap Equity	1,714,142	252,636
International Equity	1,443,788	210,925

Total	$40,378,259	$17,022,182

F-9

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

6.    Policy Owners’ Equity and Surplus

Policy owners’ equity and surplus are represented by accumulation units in the related Separate Account as well as the value of the fund shares owned by the Company.

At December 31, 2008 and 2007, the policy owners’ equity and surplus are represented by the following accumulation units and accumulation unit values and surplus contributed (multiplication of amounts shown may not equal policy owners’ equity because of rounding):

	December 31, 2008
	Policy Owners’ Equity		Policy Owners’ Equity	Surplus Contributed	Total Policy Owners’ Equity and Surplus
Subaccount	Unit Value	Units Outstanding
Large Cap Equity Index	$9.59	11,190,354	$107,215,580	$ —	$107,215,580
Small Cap Equity Index	11.46	4,398,691	50,415,202	7,630,451	58,045,653
Bond	15.25	1,970,834	30,033,674	—	30,033,674
Money Market	13.12	625,825	8,213,712	—	8,213,712
International Equity Index	10.89	4,626,567	50,354,617	31,705,626	82,060,243
Stock and Bond Balanced	11.70	1,443,049	16,892,843	64	16,892,907
Large Cap Equity	6.40	410,935	2,632,764	8,304,404	10,937,168
Small/Mid Cap Equity	6.81	334,654	2,279,465	8,776,159	11,055,624
International Equity	7.84	212,923	1,669,613	10,294,803	11,964,416

Total			$269,707,470	$66,711,507	$336,418,977

	December 31, 2007
	Policy Owners’ Equity		Policy Owners’ Equity	Surplus Contributed	Total Policy Owners’ Equity and Surplus
Subaccount	Unit Value	Units Outstanding
Large Cap Equity Index	$15.37	10,844,845	$166,675,814	$—	$166,675,814
Small Cap Equity Index	17.52	4,308,048	75,481,170	11,571,638	87,052,808
Bond	15.22	2,008,107	30,578,122	—	30,578,122
Money Market	12.96	622,147	8,062,851	—	8,062,851
International Equity Index	18.96	4,502,025	85,363,401	54,795,682	140,159,083
Stock and Bond Balanced	15.35	1,438,761	22,080,700	83	22,080,783
Large Cap Equity	10.96	250,616	2,747,099	14,094,812	16,841,911
Small/Mid Cap Equity	12.57	211,414	2,658,067	16,069,978	18,728,045
International Equity	14.93	139,659	2,085,178	19,445,391	21,530,569

Total			$395,732,402	$115,977,584	$511,709,986

F-10

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

7.    Unit Values and Financial Highlights

A summary of unit values and units outstanding for each subaccount of the Separate Account, net investment income ratios and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2008 are shown below.

	At December 31, 2008			For the Year Ended December 31, 2008
Subaccount	Units	Average Net Assets	Unit Fair Value	Net Investment Income Ratio*	Expense Ratio**	Total Return***
Large Cap Equity Index	11,190,354	$136,945,697	$9.59	1.53%	0.8%	(37.61)%
Small Cap Equity Index	4,398,691	$72,549,231	$11.46	6.57%	0.8%	(34.59)%
Bond	1,970,834	$30,305,898	$15.25	3.93%	0.8%	0.20%
Money Market	625,825	$8,138,282	$13.12	1.29%	0.8%	1.23%
International Equity Index	4,626,567	$111,109,663	$10.89	3.49%	0.8%	(42.56)%
Stock and Bond Balanced	1,443,049	$19,486,845	$11.70	3.22%	0.8%	(23.78)%
Large Cap Equity	410,935	$13,889,540	$6.40	2.39%	0.8%	(41.61)%
Small/Mid Cap Equity*****	334,654	$14,891,835	$6.81	1.70%	0.8%	(45.82)%
International Equity	212,923	$16,747,493	$7.84	2.47%	0.8%	(47.49)%

	At December 31, 2007			For the Year Ended December 31, 2007
Subaccount	Units	Average Net Assets	Unit Fair Value	Net Investment Income Ratio*	Expense Ratio**	Total Return***
Large Cap Equity Index	10,844,845	$160,438,756	$15.37	1.15%	0.8%	4.34%
Small Cap Equity Index	4,308,048	$87,570,621	$17.52	7.86%	0.8%	(2.99)%
Bond	2,008,107	$28,766,929	$15.22	3.78%	0.8%	5.47%
Money Market	622,147	$7,838,190	$12.96	3.91%	0.8%	3.93%
International Equity Index	4,502,025	$133,439,888	$18.96	4.67%	0.8%	9.15%
Stock and Bond Balanced	1,438,761	$21,441,032	$15.35	2.02%	0.8%	4.92%
Large Cap Equity	250,616	$16,572,141	$10.96	8.14%	0.8%	(7.35)%
Small/Mid Cap Equity*****	211,414	$16,636,786	$12.57	10.93%	0.8%	14.90%
International Equity	139,659	$19,938,373	$14.93	11.62%	0.8%	10.18%

	At December 31, 2006			For the Year Ended December 31, 2006
Subaccount	Units	Average Net Assets	Unit Fair Value	Net Investment Income Ratio*	Expense Ratio**	Total Return***
Large Cap Equity Index	10,470,763	$140,313,956	$14.73	0.85%	0.8%	14.63%
Small Cap Equity Index	4,222,596	$80,396,607	$18.06	8.20%	0.8%	16.82%
Bond	1,868,437	$25,292,700	$14.43	3.64%	0.8%	3.52%
Money Market	610,599	$6,906,253	$12.47	3.71%	0.8%	3.74%
International Equity Index	4,426,876	$112,588,234	$17.37	3.96%	0.8%	24.43%
Stock and Bond Balanced	1,421,509	$19,427,363	$14.63	1.69%	0.8%	10.17%
Large Cap Equity	102,646	$14,730,130	$11.83	5.02%	0.8%	14.97%
Small/Mid Cap Equity*****	61,493	$13,369,298	$10.94	2.51%	0.8%	13.60%
International Equity	62,404	$16,564,648	$13.55	7.45%	0.8%	18.55%

F-11

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

	At December 31, 2005			For the Year Ended December 31, 2005
Subaccount	Units	Average Net Assets	Unit Fair Value	Net Investment Income Ratio*	Expense Ratio**	Total Return***
Large Cap Equity Index	9,835,715	$123,835,939	$12.85	0.77%	0.8%	3.71%
Small Cap Equity Index	4,052,916	$76,256,010	$15.46	6.00%	0.8%	3.41%
Bond	1,695,690	$26,001,044	$13.94	3.61%	0.8%	0.22%
Money Market	515,895	$8,986,142	$12.02	2.13%	0.8%	1.95%
International Equity Index	4,207,536	$91,897,371	$13.96	2.32%	0.8%	12.49%
Stock and Bond Balanced	1,358,989	$17,208,161	$13.28	1.59%	0.8%	2.39%
Large Cap Equity ****	13,679	$6,578,944	$10.29	1.61%	0.8%	— %
Small/Mid Cap Equity*****	8,887	$6,096,535	$9.63	0.95%	0.8%	— %
International Equity ****	11,108	$7,391,560	$11.43	1.62%	0.8%	— %

	At December 31, 2004			For the Year Ended December 31, 2004
Subaccount	Units	Average Net Assets	Unit Fair Value	Net Investment Income Ratio*	Expense Ratio**	Total Return***
Large Cap Equity Index	8,959,927	$109,158,057	$12.39	0.98%	0.8%	9.55%
Small Cap Equity Index	3,745,737	$71,245,597	$14.95	3.08%	0.8%	16.98%
Bond	1,514,420	$27,037,499	$13.91	3.61%	0.8%	1.61%
Money Market	472,526	$11,486,311	$11.79	0.50%	0.8%	0.08%
International Equity Index	3,904,890	$76,757,551	$12.41	1.71%	0.8%	18.30%
Stock and Bond Balanced	1,261,352	$15,034,336	$12.97	1.31%	0.8%	6.40%

*	This ratio represents net investment income, as presented in the Statement of Operations, divided by the average net assets. Dividend income, as presented in the Statement of Operations, includes capital gain distributions recorded by the subaccount from the underlying mutual fund.
**	This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges. Charges that require redemption of policy owner units are excluded. There is no fluctuation in the annualized mortality and expense charge. Refer to Note 3.
***	The total return is calculated using the beginning and ending unit value, which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.
****	Subaccount effective August 1, 2005.
*****	Small Cap Equity fund renamed to Small/Mid Cap Equity fund effective December 1, 2006.

F-12

PART C

OTHER INFORMATION

Item 26. Exhibits

1.	Board of Directors Resolutions of State Farm Life Insurance Company establishing State Farm Life Insurance Company Variable Life Separate Account. (1)

2.	Custodian Agreements. Not applicable.

3.	Underwriting Contracts.

(a)	Distribution Agreement (8)

(b)	Registered Representative Agreement (4)

4.	Contracts.

(a)	Specimen - Variable Universal Life Insurance Policy (1)

(b)	Policy Riders and Endorsements (1)

(c)	Interest Charge for the Loan Account Endorsement (6)

5.	Applications.

(a)	Application form (7)

(b)	Reinstatement Application (4)

6.	Depositor’s Certificate of Incorporation and By-Laws.

(a)	Articles of Incorporation of State Farm Life Insurance Company (2)

(b)	By-laws of State Farm Life Insurance Company (9)

7.	Reinsurance Contracts. (5)

8.	Participation Agreements. (7)

9.	Administrative Contracts. Not applicable.

10.	Other Material Contracts.

(a)	Power of Attorney

(b)	Rule 22c-2 Agreement (9)

11.	Legal Opinion and Consent as to the legality of the securities being registered. (3)

12.	Actuarial Opinion. Not applicable.

13.	Calculations. Not applicable.

14.	Other Opinions.

(a)	Consent of PricewaterhouseCoopers LLP

(b)	Consent of Sutherland, Asbill & Brennan LLP

15.	Omitted Financial Statements. No financial statements are omitted from Item 24.

16.	Initial Capital Agreements. Not applicable.

17.	Redeemability Exemption. Description of State Farm Life Company’s Issuance, Transfer and Redemption Procedures for Policies. (8)

1.	Incorporated herein by reference to the initial registration statement on Form S-6 (File No. 333-19521), filed on behalf of State Farm Life Insurance Company Variable Life Separate Account on January 10, 1997.
2.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to a Registration Statement on Form N-4 (File No. 333-19189), filed on behalf of State Farm Life Insurance Company Variable Annuity Separate Account with the Securities and Exchange Commission on October 10, 1997.
3.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the registrant’s registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on January 30, 1998.
4.	Incorporated herein by reference to the Post-Effective Amendment No. 5 to the registrant’s registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2000.
5.	Incorporated herein by reference to Post-Effective Amendment No. 11 to the registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 25, 2003.
6.	Incorporated herein by reference to Post-Effective Amendment No. 12 to the registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2004.
7.	Incorporated herein by reference to Post-Effective Amendment No. 15 to the registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on July 22, 2005.
8.	Incorporated herein by reference to Post-Effective Amendment No. 17 to the registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 25, 2007.
9.	Incorporated herein by reference to Post-Effective Amendment No. 19 to the registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2008.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with State Farm Life Insurance Company
Edward B. Rust, Jr.	Director; President; Chairman of the Board

James E. Rutrough	Director; Vice Chairman of the Board

Michael C. Davidson	Director; Executive Vice President and Chief Agency and Marketing Officer

W.H. Knight, Jr.	Director

Susan D. Waring	Director; Executive Vice President, Chief Administrative Officer

Susan M. Phillips	Director

Barbara Cowden	Director

Robert L. Trippel	Director

Joe Monk	Operations Vice President - Life/Health

Nancy A. Behrens	Vice President Operations - Life/Health

John W. Carroll	Vice President Operations - Life/Health

Kim M. Brunner	Executive Vice President, Chief Legal Officer and Secretary

Jeffrey W. Jackson	Vice President and General Counsel

Michael L. Tipsord	Director; Executive Vice President and Treasurer

Dale R. Egeberg	Vice President and Controller

Mary Schmidt	Vice President - Human Resources

Paul Eckley	Senior Vice President - Investments

John Concklin	Vice President - Common Stock

David C. Graves	Vice President - Mortgages and Real Estate

Donald E. Heltner	Vice President - Fixed Income

*	The principal business address is One State Farm Plaza, Bloomington, Illinois 61710-0001.

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

State Farm Mutual Automobile Insurance Company

State Farm County Mutual Insurance Company of Texas (Common Management)

State Farm Bank, FSB (100% Ownership)

State Farm Funding Corp. (100% Ownership)

State Farm Florida Insurance Company (100% Ownership)

State Farm General Insurance Company (100% Ownership)

State Farm Fire and Casualty Company (100% Ownership)

State Farm Guaranty Assurance Company

State Farm Life Insurance Company (100% Ownership)

State Farm Annuity and Life Insurance Company (100% Ownership)

State Farm International Life Insurance Company Ltd. (100% Ownership)

State Farm Life and Accident Assurance Company (100% Ownership)

State Farm Indemnity Company (100% Ownership)

State Farm Guaranty Insurance Company

State Farm Realty Investment Company (100% Ownership)

State Farm Investment Management Corp. (100% Ownership)

State Farm VP Management Corp. (100% Ownership)

State Farm International Services, Inc. (100% Ownership)

Top Layer Reinsurance, Ltd. (50% Ownership)

State Farm Lloyds, Inc. (100% Ownership)

State Farm Lloyds (An Association of Underwriters)

Insurance Placement Services, Inc. (100% Ownership)

State Farm Finance Corporation of Canada (100% Ownership)

State Farm Investor Services (Canada) Holding Company (100% Ownership)

State Farm Investor Services (Canada) Co. (100% Ownership)

SF Insurance Placement Corporation of Canada (100% Ownership)

Oglesby Reinsurance Ltd (100% Ownership)

Item 29. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Illinois Business Corporation Act Chapter 805 Section 5/8.75 is a comprehensive provision that defines the power of Illinois corporations to provide for the indemnification of its officers, directors, employees and agents. This Section also authorizes Illinois corporations to purchase and maintain insurance on behalf of directors, officers, employees or agents of the corporation.

The Articles of Incorporation, as amended, and the Bylaws of State Farm Life Insurance Company do not provide for the indemnification of officers, directors, employees or agents of the Company.

Item 30. Principal Underwriter

(a) Other Activity. State Farm VP Management Corp. is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. State Farm VP Management Corp. also is the principal underwriter for State Farm Life Insurance Company Variable Annuity Separate Account.

(b) Management. The following information is furnished with respect to the officers and directors of State Farm VP Management Corp.:

Name and Principal Business Address	Positions and Offices with State Farm VP Management Corp.	Positions and Offices with Depositor
Edward B. Rust, Jr.	Director; President	Director; President; Chairman of the Board
Michael L. Tipsord	Director; Sr. Vice President and Treasurer	Director; Executive Vice President and Treasurer
Jim Rutrough	Director; Sr. Vice President	Director; Vice Chairman of the Board
Michael C. Davidson	Director; Sr. Vice President	Director; Executive Vice President and Chief Agency and Marketing Officer
Susan D. Waring	Director; Sr. Vice President	Director; Executive Vice President; Chief Administrative Officer
Michael Matlock	Vice President; Chief Compliance Officer
Kurt Oleson	Vice President - Financial and Secretary
Colleen Van Dyke	Vice President

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
State Farm VP Management Corp.	N/A	N/A	N/A	N/A

Item 31. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by State Farm Life Insurance Company at Three State Farm Plaza South, Bloomington, Illinois 61791-0001.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

State Farm Life Insurance Company hereby represents that the fees and charges deducted under each Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, State Farm Life Insurance Company and State Farm Life Insurance Company Variable Life Separate Account certify that they meet all of the requirements for the effectiveness of this registration statement under Rule 485(b) under the Securities Act and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned, duly authorized, in the City of Bloomington and the State of Illinois, on the 29th day of April 2009.

State Farm Life Insurance Company
Variable Life Separate Account
(Registrant)
(SEAL)

Attest:	/s/ David Moore	By:	*
	David Moore		Edward B. Rust, Jr.
President
State Farm Life Insurance Company

		By:	State Farm Life Insurance Company
(Depositor)

Attest:	/s/ David Moore	By:	*
	David Moore		Edward B. Rust, Jr.
President
State Farm Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed below by the following persons in the capacities indicated on April 29, 2009.

Signatures	Title
*	Director, President, and Chairman of the Board (Principal Executive Officer)
Edward B. Rust, Jr.

*	Director, Executive Vice President and Treasurer
Michael L. Tipsord

*	Vice President and Controller (Principal Accounting Officer)
Dale R. Egeberg

*	Vice President-Life/Health (Principal Financial Officer)
Nancy A. Behrens

*	Director
Barbara Cowden

*	Director
W. H. Knight, Jr.

*	Director
Susan M. Phillips

*	Director
Robert L. Trippel

*	Director
James E. Rutrough

*	Director, Executive Vice President and Chief Administrative Officer
Susan D. Waring

*	Director, Executive Vice President and Chief Agency and Marketing Officer
Michael C. Davidson

* By:	/s/ Stephen L. Horton
Stephen L. Horton
Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit (10)(a)	Powers of Attorney

Exhibit (14)(a)	Consent of PricewaterhouseCoopers LLP

Exhibit (14)(b)	Consent of Sutherland, Asbill & Brennan LLP